Exhibit 10.1


                            MASTER SERVICES AGREEMENT

                                     Between

                        INSpire Insurance Solutions, Inc.

                                       and

                Each Millers Entity Executing a Service Addendum

                            Dated as of [12-30], 1999




                 This Agreement is subject to arbitration under
                    the rules and regulations of the American
                       Arbitration Association as provided
                              in Article IX hereof.


                                TABLE OF CONTENTS

                                                                                                                Page

ARTICLE I.          TERMS OF ENGAGEMENT FOR SERVICES..............................................................1
   Section 1.1            Terms and Conditions; Service Addendum..................................................1
   Section 1.2            Engagement to Provide the Addendum Services.............................................8
   Section 1.3            Exclusivity of the Addendum Services....................................................8
   Section 1.4            Addendum Service Fees; Adjustment and Discount of Addendum
                          Service Fees............................................................................8
   Section 1.5            Taxes..................................................................................10
   Section 1.6            Right of First Refusal for Additional Services.........................................10

ARTICLE II.         REPRESENTATIONS AND WARRANTIES OF EACH CUSTOMER..............................................11
   Section 2.1            Corporate Status; Qualification........................................................11
   Section 2.2            Corporate Power and Authority..........................................................11
   Section 2.3            Enforceability.........................................................................11
   Section 2.4            No Conflict; Consents..................................................................12
   Section 2.5            Infringement...........................................................................12

ARTICLE III.        REPRESENTATIONS AND WARRANTIES OF INSPIRE....................................................12
   Section 3.1            Corporate Status; Qualification........................................................12
   Section 3.2            Corporate Power and Authority..........................................................12
   Section 3.3            Enforceability.........................................................................12
   Section 3.4            No Conflict; Consents..................................................................12
   Section 3.5            Year 2000..............................................................................13
   Section 3.6            Infringement...........................................................................13

ARTICLE IV.         PERFORMANCE OF THE ADDENDUM SERVICES.........................................................13
   Section 4.1            Designated Representatives.............................................................13
   Section 4.2            Evaluation and Review Process..........................................................13
   Section 4.3            Access to Records and Facilities.......................................................13
   Section 4.4            Ownership of Property..................................................................14
   Section 4.5            Customer's Performance Obligations and Acknowledgements................................14
   Section 4.6            Maintenance of Documents and Files.....................................................14
   Section 4.7            Ultimate Discretion....................................................................15
   Section 4.8            Mail Received..........................................................................15
   Section 4.9            Service Error..........................................................................15
   Section 4.10           Year 2000 Compliance...................................................................15

ARTICLE V.          CONFIDENTIALITY..............................................................................16
   Section 5.1            Nondisclosure..........................................................................16
   Section 5.2            No Solicitation or Hiring..............................................................16
   Section 5.3            Required Disclosure....................................................................16
   Section 5.4            Remedies for Breach....................................................................17
   Section 5.5            Survival...............................................................................17

ARTICLE VI.         TRADE SECRET AND PROPRIETARY RIGHTS..........................................................17
   Section 6.1            No Rights to Software..................................................................17
   Section 6.2            Nondisclosure..........................................................................17
   Section 6.3            Survival...............................................................................17

ARTICLE VII.        TERMINATION..................................................................................17
   Section 7.1            Temination of Agreement................................................................17
   Section 7.2            Procedure Upon Expiration and Termination..............................................18

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

ARTICLE VIII.       REMEDIES AND LIMITATION OF LIABILITY.........................................................19
   Section 8.1            Indemnification of the Parties.........................................................19
   Section 8.2            Liability Limitation...................................................................19
   Section 8.3            Notice of Claim........................................................................20

ARTICLE IX.         ARBITRATION..................................................................................21
   Section 9.1            Condition Precedent....................................................................21
   Section 9.2            Choosing the Arbitrators...............................................................21
   Section 9.3            Procedure..............................................................................21
   Section 9.4            Costs..................................................................................21

ARTICLE X.          MISCELLANEOUS................................................................................21
   Section 10.1           Amendment..............................................................................21
   Section 10.2           Counterparts...........................................................................22
   Section 10.3           Entire Agreement.......................................................................22
   Section 10.4           Expenses...............................................................................22
   Section 10.5           Governing Law..........................................................................22
   Section 10.6           No Assignment..........................................................................22
   Section 10.7           No Third Party Beneficiaries...........................................................22
   Section 10.8           Notices................................................................................22
   Section 10.9           Public Announcements...................................................................23
   Section 10.10          Representation by Legal Counsel........................................................23
   Section 10.11          Severability...........................................................................23
   Section 10.12          Successors.............................................................................23
   Section 10.13          Time of the Essence....................................................................23
   Section 10.14          Waiver.................................................................................23
   Section 10.15          Force Majeure..........................................................................23
   Section 10.16          Attorney's Fees........................................................................24
   Section 10.17          Relationship of the Parties............................................................24
   Section 10.18          Drafting...............................................................................24
   Section 10.19          Headings...............................................................................24

    APPENDIX A            Definitions and Interpretations

    SCHEDULE 1.4(e)       Service Levels

    EXHIBIT 1.1           Form of Service Addendum

    SERVICE ADDENDUMS

         Service  Addendum 1.1.1 - Millers  Specialty
         Service Addendum 1.1.2 - Millers  Florida  - Policy
         Service  Addendum  1.1.3 - Millers - Claims
         Service  Addendum  1.1.4 - Millers  Florida - Claims
         Service  Addendum 1.1.5 - Millers MGA - IT
         Service Addendum 1.1.6 - Millers - Nobel

                            MASTER SERVICES AGREEMENT

         THIS MASTER SERVICES AGREEMENT (together with Appendix A, Exhibit 1.1 and each Service Addendum executed on or after the date hereof, this "Agreement"), dated as of [12-30], 1999 (the "Signing Date), is between INSpire Insurance Solutions, Inc., a Texas corporation ("INSpire"), and each Millers entity that executes a Service Addendum on or after the Signing Date (each a "Customer"). INSpire and each Customer are sometimes collectively referred to as the "Parties," and individually referred to as a "Party."

                             PRELIMINARY STATEMENTS

         A. Each Customer desires INSpire to provide certain policy, claims and other administration services to Customer, and INSpire desires to provide such services to each Customer.

         B. Each Party is willing to provide for such services in accordance with the terms and conditions set forth in this Agreement.

         C. Capitalized terms used in this Agreement are defined or indexed in Appendix A. Appendix A is incorporated into this Agreement by this reference.

                             STATEMENT OF AGREEMENT

         NOW, THEREFORE, in consideration of the preliminary statements and the mutual agreements, covenants, representations and warranties set forth in this Agreement and for other good, valid and binding consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                        TERMS OF ENGAGEMENT FOR SERVICES

Section 1.1        Terms and Conditions; Service Addendum.

         (a) General Applicability of this Agreement. This Agreement sets forth the terms and conditions applicable to each Service Addendum. A Party's execution of a Service Addendum will be deemed to be such Party's (i) acknowledgement and acceptance of the terms and conditions set forth in this Agreement and (ii) execution and delivery of this Agreement. If a conflict exists between the terms and conditions of this Agreement and any Service Addendum, then the terms and conditions set forth in such Service Addendum will prevail.

         (b) Service Addendum. Each Service Addendum will be in substantially the form attached to this Agreement as Exhibit 1.1. Each Service Addendum will specify, among other things, (i) the date on which such Service Addendum was executed, (ii) the parties to such Service Addendum, (iii) the services to be provided by INSpire pursuant to such Service Addendum (the "Addendum Services"),
(iv) the time period during which INSpire will perform the Addendum Services (the "Addendum Term"), (v) the fees payable by Customer to INSpire in consideration of the Addendum Services (the "Addendum Service Fees") and (vi) any other terms and conditions applicable to such Service Addendum. Each Service Addendum will constitute a separate, distinct and independent agreement and contractual obligation of the Parties executing such Service Addendum.

         (c) Policy Administration Services. If policy services are to be provided pursuant to a particular Service Addendum, then, unless otherwise specifically noted in such Service Addendum, that Service Addendum will be deemed to require the policy administration services set forth in this subsection. Specifically, INSpire will:

                  (i) provide the technical and administrative services to support the acquisition of policies;

                  (ii) provide the necessary functions to satisfy all applicable insurance department instructions for the specific services provided under this Agreement;

                  (iii) develop expert system rules to incorporate Customer's desired risk profiles. Each Party acknowledges and understands that INSpire will not be defining any underwriting guidelines for any Customer;

                  (iv) issue Customer's policies, process renewals, cancellations, and reinstatements. INSpire will use such non-renewal or cancellation notices as may be required by policy wording or regulatory authority. Customer will advise INSpire of appropriate wording;

                  (v) process invoices for additional premiums and renewal bills;

                  (vi) process refunds for return premiums;

                  (vii)  handle  inquiries  from  Producers,  insureds,  premium
finance  and  mortgage   companies  and  other   relevant  third  parties  (e.g.
mortgagees);

                  (viii) provide data processing support for policy processing, including imaging of documents, data entry; editing, expert system underwriting, electronic workflow, rating, coding, reporting, accounting, and maintenance of policy records;

                  (ix) insure that personnel assigned to support Customer are appropriately licensed and trained and are provided with the necessary space, furniture, fixtures, electrical power, computer connections, telephones, and other required assets to support the services;

                  (x) mail all necessary policy documents and promotional material/marketing items at Customer's expense to relevant parties;

                  (xi) support Customer billing through direct bill;

                  (xii) provide accounting services for premiums by receiving and distributing premiums, maintaining trust accounts, agency accounts and paying Producer commissions, in accordance with Customer's obligations including, but not limited to:

                                    (A)  Premium  Bank  Account.  Promptly  upon
                  receipt thereof, INSpire will deposit all premiums and other funds collected for business written by or on behalf of Customer into a deposit-only bank account to be established and controlled by Customer. INSpire will be deemed to have a fiduciary responsibility to Customer with regard to such funds of Customer;

                                    (B)   Operating   Account.   Customer   will
                  establish and fund a separate bank account which INSpire may draw upon to pay return premium due policyholders and commissions due Producers (hereinafter called the "Operating Account"), INSpire will reconcile all disbursements from the

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

                  Operating   Account   each   month  by  type  and   amount  of
                  disbursement (e.g., return premium, commissions due to or from Producers) and furnish a copy to Customer;


                  (C) Monthly Reports. All month-end management reports in printed format will be provided to Customer within 3 business days after the end of each month. Further, a cash journal will be provided to Customer within 3 business days after the end of each month and all bank reconciliations will be provided to Customer within 20 business days after the end of the month with no material reconciling items carried over from the prior month. All accounting end of the month electronic system downloads will be transferred to Customer within 2 business days after the end of each month;

                  (D)  Required  Reports.   Reports  with  the  information  and
statistical data required by Insurance Services Office and necessary for Customer to prepare any reports required by the National Association of Insurance Commissioners will be provided to Customer as necessary or required to prepare such reports.

         (xiii) will calculate and pay commissions to the producer on Customer's behalf, or will invoice and receive the return of commission from the producer on return premium transactions and will prepare and mail a Federal 1099 tax statement for each producer paid a commission during a tax year;

         (xiv) will handle non underwriting questions from policyholders, insured and producers concerning policy and/or endorsement issuance or billing;

         (xv) will provide policy, premium and payment information and on-line access to the policy master file;

         (xvi) will establish and maintain written operational procedures to handle all business related to the policies;

         (xvii) will charge Customer for all agreed upon additional reports or modifications as requested in writing by Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modifications or produce new reports. Rates for such personnel are listed in the applicable Service Addendum;

         (xviii) will maintain a disaster recovery plan to be implemented in the event of an occurrence of a catastrophic event; and

         (xix) Positive Pay will be established for all business currently being serviced by INSpire for all the entities executing this Agreement as it becomes available for programs, but no later than 180 days after the execution of this agreement. Future business serviced by INSpire under the terms of a Service Addendum will have Positive Pay established on the Addendum Effective Date of such Service Addendum.

         (d) Claims Administration Services. If claims services are to be provided pursuant to a particular Service Addendum, then, unless otherwise specifically noted in such Service Addendum, that Service Addendum will be


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

deemed to require the claims administration services set forth in this subsection. Specifically, INSpire will:

                  (i) Investigate, evaluate, and handle each claim reported according to applicable state law, the terms and conditions of the policy and any written standards provided by Customer using appropriately trained and licensed personnel. Customer grants INSpire the authority to provide the foregoing claims administration services; provided, however that INSpire will not have any authority to alter or discharge any policy or waive any policy provision or condition.

                  (ii) establish a claims operation center that will function as a control unit;

                  (iii) verify coverage on all cases;

                  (iv) administer the appraisal/assessment process using a combination of staff, independent appraisers and direct repair facilities reasonably acceptable to Customer;

                  (v) perform all reasonable and necessary administrative and clerical work in connection with claim or loss reports;

                  (vi) establish and maintain a claim file for each reported claim or loss. The claim file will have a daily activity log, which will be available for review at any and all reasonable times by Customer subject to the provisions of the Agreement;

                  (vii) record and report each claim promptly to Customer with a recommended reserve; and will consult with, and seek consent from, Customer with respect to any of the following:

                                    (A) any  loss or  claim  resulting  in legal
                  action being instituted against Customer's insured, INSpire or Customer;

                                    (B) any loss or claim causing a complaint to
                  be filed with any regulatory authority;

                                    (C)  any   inquiry   from   any   regulatory
                  authority, including but not limited to any insurance department, with respect to any claim or claims, even if no complaint causes such inquiry;

                                    (D)  any  claim  in  which   INSpire   deems
                  appropriate   to  rescind   policy   coverage   for   material
                  misrepresentation;

                                    (E) any claim  involving  an  allegation  of
                  extra contractual obligations, or bad faith claim handling;

                                    (F) any claim  involving a  fatality,  major
                  amputation, spinal cord or brain damage, loss of eyesight, extensive burns, poisoning or multiple fractures;

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

                                    (G) any claim  that  Customer  desires to be
                  kept advised of during the life of the claim; or

                                    (H) any claim  where there has been a demand
                  for policy limits and INSpire does not evaluate the value of the claim to include settlement at that amount;

                                    (I) any claim involving asbestos, pollution,
                  toxic waste and lead or paint poisoning;

                                    (J)  potential   subrogation  in  excess  of
                  $40,000;

                                    (K) any claim which is very likely to result
                  in the commencement of litigation within 30 days;

                                    (L)  any  claim  involving  pharmaceuticals,
                  communicable diseases, rape, child molestation or multiple food poisoning;

         (viii) provide monthly and year-to-date reports on all claims activity including new claims reported, claims pending, claims closed and reserve changes. The reports will include:

                                    (A)  information  and  statistical  data (1)
                  required by Insurance Services Office, (2) necessary for Customer to prepare any reports required by National Association of Insurance Commissioners, or (3) other reports reasonably requested by Customer;

                                    (B)  loss   runs  with   paid   claims   and
                  outstanding reserves remaining at the end of each monthly report period; categorized as indemnity, medical payment, loss adjustment expense separated by other expense and legal expense (to the extent that Customer properly inputs the necessary data), plus any other information required by the Annual Statement instructions or state regulatory agencies;

                                    (C) check registers;

                                    (D)  reports  needed  by  Customer  for  the
                  filing of reinsurance claims or quarterly reinsurance updates;

         (ix) perform a periodic review at mutually agreed upon intervals of outstanding claim reserves, and recommend changes to outstanding claim reserves;

         (x) prepare checks and vouchers, compromises, releases, agreements and any other documents reasonably necessary to finalize and close claims. INSpire will issue payments of claims and allocate loss adjustment expenses only within the guidelines as authorized by Customer. For purposes of settling claims and paying claim-related expenses, Customer has agreed to establish, maintain and fund a separate bank account from which INSpire may draw against as hereinafter set forth (the "Claim Account"). Customer agrees to deposit additional funds into the Claim Account on a weekly basis if necessary to maintain it at a level sufficient to allow INSpire to carry out its obligations under this Agreement. INSpire will regularly provide information and estimates to Customer to enable Customer to maintain the Claim Account at an appropriate level. Customer will

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

provide to INSpire such information as is necessary for INSpire to draw checks on the Claim Account. INSpire hereby guarantees that any check it prepares will be signed and issued only in accordance with the procedures set forth below:

Check Amount           Number           Type of Signature          Authorized
                     Signatures                                    Signatory
                      Required

0.01 - $1,999.99           1            1 Facsimile                INSpire
$2,000.00 - $9,999.99      2            2 Facsimile & 1 Original   INSpire
$10,000.00 - $19,999.99    2            2 Original signatures      INSpire
$20,000+                   2            2 Original signatures      1 INSpire
                                                                   1 Customer

Facsimile  signatures  can  be  replaced  with  original  signatures.   Original
signatures may not be replaced with facsimile signatures. Exceptions will be submitted to INSpire in writing by Customer.

INSpire will promptly deposit any monies collected through salvage and subrogation to the Claim Account, and maintain a register of all such collections and deposits (the "Salvage and Subrogation Register"). The Salvage and Subrogation Register will include, but will not be limited to, the following information: date of deposit, date of receipt of funds, the claim number, the payer, and the amount and purpose of such payment. (The "Claim Register" will include, but will not be limited to, the following information: claim number; date of check; payee; amount; and check number.) INSpire will reconcile the Claim Register and the Salvage and Subrogation Register to the Claim Account on a monthly basis;

         (xi) maintain service standards and claims documentation in accordance with standards set by Customer and agreed to by INSpire. INSpire will be in compliance with all state regulations dealing with the adjusting and handling of claims. INSpire will periodically review the development of the claims handling procedure with Customer to identify problems and recommend corrective action;

         (xii) pursue and prosecute diligently Customer's salvage and subrogation rights relating to any losses. INSpire will use reasonable efforts to collect and deposit funds arising from the enforcement of such rights into the Claim Account. INSpire will report monthly on salvage/subrogation receipts;

         (xiii) provide Special Investigative Services in accordance with guidelines agreed to by Customer on a time and expense basis;

         (xiv) provide Customer claim information to prepare reports (A) required by the Internal Revenue Service, and (B) other reports reasonably requested by Customer;

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

         (xv) will maintain a disaster recovery plan to be implemented in the event of an occurrence of a catastrophic event;

         (xvi) upon (A) receipt by INSpire of a demand for arbitration or notice that litigation has been filed concerning a claim or feature or (B) a determination by Customer that it is necessary to commence litigation of a claim, feature, or salvage or subrogation claim, INSpire will promptly provide the Designated Representative with written notice of Customer's option to assume all further responsibility for the written notice of Customer's option to assume all further responsibility for the administration of the disputed claim or feature; and, in the event Customer elects within ten (10) days to assume such responsibility for the disputed claim or feature, INSpire will promptly transfer to Customer such disputed claim or feature, and, will promptly deliver to Customer the original claim file, notes, photographs and any Special Investigation Unit files, which material will be returned to INSpire at the conclusion of the arbitration or litigation. Notwithstanding Customer's election with respect to the Party responsible for the administration of any disputed claim or feature, Customer will be responsible for all expenses, including attorneys' fees, incurred after receipt by INSpire of a demand for arbitration or after receipt by INSpire of notice that litigation has been filed concerning a claim or feature; and

         (xvii) Positive Pay will be established for all business currently being serviced by INSpire for all the entities executing this Agreement as it becomes available for programs, but no later than 180 days after the execution of this agreement. Future business serviced by INSpire under terms of a Service Addendum will have Positive Pay established on the Addendum Effective Date of such Service Addendum.

Section 1.2 Engagement to Provide the Addendum Services. Each Customer engages INSpire to provide the Addendum Services set forth in each Service Addendum to which such Customer is a Party, and INSpire will provide the Addendum Services to such Customer, each upon the terms and conditions set forth in this Agreement.

Section 1.3 Exclusivity of the Addendum Services. During each Addendum Term, INSpire will be the sole and exclusive provider of the Addendum Services to Customer (other than Customer's rendering an incidental amount of the Addendum Services on its own behalf, which will not in any way affect the amount of Addendum Service Fees due to INSpire). In furtherance of the immediately preceding sentence, Customer acknowledges that during each Addendum Term (a) INSpire will have the sole and exclusive right to provide the Addendum Services to Customer, (b) Customer will not use or engage any other person or entity (including Customer or an Affiliate of Customer) to render the Addendum Services, (c) Customer will not take any actions or do any things the intent or effect of which is to circumvent or affect adversely the provisions of this Section and (d) INSpire will have no restrictions on its right to market to, and perform services for, the property and casualty insurance industry which are similar to the Addendum Services provided pursuant to this Agreement.

Section 1.4 Addendum Service Fees; Adjustment and Discount of Addendum Service Fees.


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

         (a) Monthly Addendum Service Fees. During each Addendum Term, Customer will pay to INSpire for the performance of the Addendum Services the monthly Addendum Service Fees set forth on the applicable Service Addendum. Customer will pay to INSpire the Addendum Service Fees within 15 days of Customer's receipt of INSpire's invoice for the Addendum Services performed during the previous calendar month. Customer's payment of the Addendum Service Fees will not be deemed to be Customer's acceptance regarding the amount or calculation of such Addendum Service Fees, and each Party agrees to resolve in good faith any dispute regarding the amount or calculation of Addendum Service Fees.

         (b) Negotiated Adjustment of Addendum Service Fees. Each Party agrees to negotiate in good faith for an adjustment to the Addendum Service Fees in the event (i) of any statutory, regulatory or judicial change or other circumstance not within the control of any Party that results in a material increase or decrease in the Addendum Services to be provided pursuant to the applicable Service Addendum or (ii) the Parties agree to a material increase or decrease in the Addendum Services to be provided pursuant to the applicable Service Addendum.

         (c) Discount of Addendum Services Fees. The amount of the monthly Addendum Service Fees due and payable to INSpire will be reduced when such monthly Addendum Service Fees reach certain levels, as set forth below. The
Parties agree that the following discounts will be based on and apply to the aggregate monthly amount of Addendum Service Fees due to INSpire as a result of performing the Addendum Services for all Service Addendums attached hereto. In calculating the aggregate monthly amount of Addendum Service Fees, the service fees paid to INSpire pursuant to the Millers American Group/INSpire Service Agreement dated September 1, 1999 will also be used to calculate the discount pursuant to this section.

                     Aggregate Monthly
                   Addendum Service Fees
               (excluding Catastrophe Fees)                              Discount
               ----------------------------                              --------

          up to 2,125,000                                      $0
          from 2,125,001 to 2,375,000                          $0 + 10% of amount over $2,125,000
          from 2,375,001 to 2,625,000                          $25,000 + 12% of amount over $2,375,000
          from 2,625,001 to 2,875,000                          $55,000 + 14% of amount over $2,625,000
          from 2,875,001 to 3,125,000                          $90,000 + 16% of amount over $2,875,000
          from 3,125,001 to 3,375,000                          $130,000 + 18% of amount over $3,125,000
          from 3,375,001 to 3,625,000                          $175,000 + 19% of amount over $3,375,000
          over 3,625,000                                       $222,500 + 20% of amount over $3,625,000

         (d) Benchmark Adjustment. After the completion of the fifth Contract Year of each Service Addendum, the then-effective Addendum Service Fees applicable to such Service Addendum will be adjusted, if at all, through the use of an independent third party benchmarking services. Prior to the completion of the fifth Contract Year of each Service Addendum, the Parties will mutually agree on the scope of, and the methodology to be used in, the benchmarking process. The fees and services charged by the party conducting the benchmark service will be borne equally by the parties to such Service Addendum. If the benchmark process demonstrates that the quality of the Addendum Services received by Customer in relation to the Addendum Service Fees are not in the upper half of the comparison group used in the benchmark process, then INSpire will promptly adopt a plan (including corrective action and/or a reduction in the Addendum Service Fees) that will remedy any deficiencies identified in the benchmark process.

         (e) Penalty/Award Payments. From (i) the later to occur of an Addendum Effective Date or the termination of an Addendum Implementation Period (if applicable), until (ii) the earlier of the termination of that Service Addendum or its Addendum Expiration Date, INSpire will achieve each of those service levels set forth on Schedule 1.4(e) that are applicable to the Addendum Services set forth on the applicable Service Addendum (the "Service Levels"). If INSpire fails to achieve or exceeds the Service Levels with the frequency or in the manner set forth on Schedule 1.4(e), then INSpire will be responsible for the penalty payments, or entitled to the award payments, as the case may be, specified on Schedule 1.4(e). After the Parties have reviewed and agreed upon the content of the Monthly Service Report, the penalty payments and award payments will be detailed on INSpire's monthly invoice, and will be subject to the same payment terms specified in subsection (a) above. Each Party acknowledges that the payments specified on Schedule 1.4(e) will not subject to the limitations set forth in Section 8.2(a).

         (f) Adjustment for Changes in the Consumer Price Index. For purposes of calculating the Addendum Services Fees payable with respect to each Service Addendum, all fixed dollar amounts set forth in Paragraph 5 (or the applicable Addendum Service Fee paragraph of such Service Addendum) of each Service
Addendum will be subject to increase or decrease at the beginning of each Contract Year equal to the percentage change in the Consumer Price Index-All Urban User Fort Worth, Texas) for the latest twelve month period ending on the date of each anniversary of the Addendum Effective Date.

Section 1.5 Taxes. Customer will pay all tariffs and taxes, however designated or levied, that are applicable to any Addendum Services and/or any Addendum Service Fees. Such tariffs and taxes include state and local sales and use taxes and any other tariff or tax based on the Addendum Services performed or the payment of the Addendum Service Fees. Notwithstanding the foregoing, Customer will not be responsible for, and INSpire will pay (a) any franchise or income taxes based upon the income of INSpire and (b) any personal property or similar taxes based upon the personal or real property owned or leased by INSpire. All Parties will take all reasonable actions necessary to minimize and mitigate any tariffs or taxes, however designated, that may be levied on or after the Signing Date and will confer with the other Party prior to making any filing on or behalf of such Party.

Section 1.6 Right of First Refusal for Additional Services.

         (a) Notice of Bid for Additional Services. Subject to Section 1.3, if, at any time and from time to time during an Addendum Term, any Customer elects to solicit a bid from third parties (a "Bid") to perform any services similar to the Addendum Services set forth in the Services Addendums (such additional services, the "Additional Services"), such Customer will provide to INSpire all the information necessary for INSpire to submit a Bid on a timely basis for such Additional Services.

         (b) Grant of Right of First Refusal. If such Customer decides to accept any bona fide Bid other than INSpire's Bid, then, prior to such Customer's acceptance of such competing bona fide Bid, such Customer will provide to INSpire written notice setting forth the terms of such competing Bid, including the price, service levels, technology to be employed and time table to implement the Additional Services (the terms of such competing Bid, the "Competing Terms"). At any time during the fifteen (15) day period immediately following INSpire's receipt of the notice setting forth the Competing Terms, INSpire will have the exclusive right, but not the obligation, to amend its Bid to meet or exceed the Competing Terms (or terms as similar as reasonably possible).

         (c) Exercise of the Right of First Refusal. INSpire will exercise its right of first refusal granted pursuant to this Section, if at all, by delivering written notice thereof ("Exercise Notice") to such Customer within the fifteen (15) day period specified above. If INSpire timely delivers the Exercise Notice, then INSpire will implement the Additional Services on terms substantially the same as set forth in INSpire's amended Bid.

         (d) Failure to Deliver an Exercise Notice. If INSpire fails to timely deliver the Exercise Notice or, having timely delivered such Exercise Notice, fails to implement the Additional Services within the time period specified in INSpire's amended Bid, then such Customer, at any time within one hundred thirty-five (135) days after INSpire's failure to take such appropriate action, may accept the competing Bid on the Competing Terms. If Customer does not accept the competing Bid on the Competing Terms within such one hundred thirty-five
(135) day period, then such Customer will again be required to comply with the provisions of this Section.

                                  ARTICLE II.
                 REPRESENTATIONS AND WARRANTIES OF EACH CUSTOMER

         Each Customer represents and warrants that the statements contained in this Article are correct and complete as of the Signing Date and as of the Addendum Effective Date, except in each case as specifically stated:

Section 2.1 Corporate Status; Qualification. Customer is an entity duly organized, validly existing and in good standing under the laws of the state of its formation. Customer is duly qualified and in good standing as a foreign entity under the laws of each jurisdiction where qualification is required, except where the lack of such qualification would not have a Material Adverse Effect.

Section 2.2 Corporate Power and Authority. Customer has the requisite power and authority to execute and deliver this Agreement, to perform its obligations hereunder, to consummate the transactions contemplated hereby. Customer has taken all requisite action necessary to authorize the execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

Section 2.3 Enforceability. This Agreement has been duly executed and delivered by Customer and constitutes a legal, valid and binding obligation of Customer enforceable against it in accordance with the terms of this Agreement, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

Section 2.4 No Conflict; Consents. The execution, delivery and performance by Customer of this Agreement will not (a) violate any code, statute, law, rule, regulation, judgment, decree or injunction of any governmental authority ("Law"), (b) violate the articles or certificate of incorporation or the bylaws of Customer, (c) violate any consent decree, decree, injunction, judgment, order or writ of any arbitrator or governmental authority ("Order") to which Customer is a party or by which any of its assets are bound, (d) breach any material contract, real property lease or personal property lease to which Customer is a party, (e) result in the creation of an encumbrance of any kind on Customer or any of its assets or (f) require any consent or approval from any person, entity or governmental authority.

Section 2.5 Infringement. During the Term, Customer's Owned Software and the use by Customer of its Systems as contemplated by this Agreement does not and will not violate or infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary or contractual rights of any third party.

                                  ARTICLE III.
                    REPRESENTATIONS AND WARRANTIES OF INSPIRE

         INSpire represents and warrants that the statements contained in this Article are correct and complete as of the Signing Date and as of the Addendum Effective Date, except in each case as specifically stated:

Section 3.1 Corporate Status; Qualification. INSpire is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas. INSpire is duly qualified and in good standing as a foreign entity under the laws of each jurisdiction where qualification is required, except where the lack of such qualification would not have a Material Adverse Effect.

Section 3.2 Corporate Power and Authority. INSpire has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. INSpire has taken all corporate action necessary to authorize its execution and delivery of this Agreement, the performance of its obligations hereunder and the consummation of the transactions contemplated hereby.

Section 3.3 Enforceability. This Agreement has been duly executed and delivered by INSpire and constitutes a legal, valid and binding obligation of INSpire enforceable against it in accordance with the Terms of this Agreement, except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and general equitable principles regardless of whether such enforceability is considered in a proceeding at law or in equity.

Section 3.4 No Conflict; Consents. The execution, delivery and performance by INSpire of this Agreement will not (a) violate any Law, (b) violate the articles of incorporation or the bylaws of INSpire, (c) violate any Order to which

INSpire is a party or by which any of its assets are bound, (d) breach any material contract, real property lease or personal property lease to which INSpire is a party, (e) result in the creation of an encumbrance of any kind on INSpire or any of its assets or (f) require any consent or approval from any person, entity or governmental authority.

Section 3.5 Year 2000. All of INSpire's Systems are and will continue to be Year 2000 Compliant.

Section 3.6 Infringement. During the Term, INSpire's Owned Software and the use by INSpire of its Systems as contemplated by this Agreement does not and will not violate or infringe, or constitute an infringement or misappropriation of, any patent, copyright, trademark, trade secret or other proprietary or contractual rights of any third party.

                                  ARTICLE IV.
                      PERFORMANCE OF THE ADDENDUM SERVICES

Section 4.1 Designated Representatives. Each Party will designate a person (such person, or the person designated in writing from time to time by the appropriate Party to replace such person, a "Designated Representative" who (a) oversee and manage the performance of such Party's obligations under this Agreement, (b) serve as such Party's primary managerial point of contact with the other effected Party, (c) be authorized to act for such Party and on its behalf with respect to all operational matters relating to this Agreement and (d) review the operational, procedural and such other changes mutually agreed upon in writing by the Parties. The Designated Representative will not have the authority (acting in such person's capacity as a Designated Representative) to amend this Agreement pursuant to Section 10.1.

Section 4.2 Evaluation and Review Process.

         (a) Delivery of Monthly Service Reports. During the Term, INSpire will provide Customer with a monthly service report within 30 days after the end of each calendar month that measures actual service levels for the most recently completed month against the Service Levels set forth on Schedule 1.4(e) applicable to Customer (the "Monthly Service Report").

         (b) Review of the Addendum Services. The Designated Representatives will meet on a monthly basis after the delivery of the Monthly Service Report to review INSpire's performance hereunder and will meet at such other times as may be reasonably requested by either Designated Representative to discuss any related matters. The senior executives of each Party to whom such Designated Representatives report will meet on a periodic basis to review the relationship between the Parties and to discuss ways to improve the relationship.

Section 4.3 Access to Records and Facilities.

         (a) Customer's Access to INSpire's Records and Facilities. INSpire will provide Customer and its Affiliates and Representatives reasonable access to INSpire's facilities and all books, records and accounts necessary to verify
INSpire's compliance with this Agreement. Such access will be made available upon prior written notice during normal business hours and during the periods in which INSpire is required to maintain such records. INSpire will provide the appropriate state insurance departments reasonable access to its facilities and all necessary books, records and accounts in their then-current form. Customer will be responsible for ensuring that all persons given access pursuant to this subsection comply with the confidentiality provisions of Article V.

         (b) INSpire's Access to Customer's Records and Facilities. Customer will provide, and will cause each of its Affiliates to provide, to INSpire and its Affiliates and Representatives reasonable access to Customer's and its Affiliates' facilities and all books, records and accounts necessary to verify Customer's compliance with this Agreement. Such access will be made available upon prior written notice during normal business hours and during the periods in which Customer is required to maintain such records. Customer will provide the appropriate state insurance departments reasonable access to its facilities and all necessary books, records and accounts in their then-current form. INSpire will be responsible for ensuring that all persons given access pursuant to this subsection comply with the confidentiality provisions of Article V.

Section 4.4 Ownership of Property.

         (a) Customer's Property. Customer will own all right, title and interest in and to the content of the policy or claims files, accounting and Producer files and computer images and storage discs products (back-up of data) created or developed in connection with, as a result of or incident to the performance of the Addendum Services.

         (b) INSpire's Property. Subject to the foregoing, INSpire will own all right, title and interest in and to any and all tools, techniques, processes, procedures, inventions, software, patents, know how, trade secrets and other copyrights existing on the Signing Date or first discovered, created or developed by INSpire in connection with, as a result of or incident to the performance of the Addendum Services.

Section 4.5 Customer's Performance Obligations and Acknowledgements. INSpire's performance of the Addendum Services require the support and cooperation of Customer. As such, Customer agrees and acknowledges as follows:

         (a) Provide Information. Customer will provide, in a timely manner and in a format reasonably acceptable to INSpire, the data necessary for INSpire to perform the Addendum Services, including policy jackets, Customer's banking institution account information, corporate and subsidiary logos (if applicable), style and specifications of printed documents such as insurance policies.

         (b) Access to Third Party Software. Subject to Section 2.6 and any lawful right or restriction, Customer will provide INSpire access to all of Customer's Software that is necessary for INSpire to perform the Addendum Services.

Section 4.6 Maintenance of Documents and Files. During each Addendum Term, INSpire will maintain, as applicable, (a) records of amounts billable to and payments made on behalf of Customer, (b) records of claims made and losses incurred, and (c) copies of all policies and applications and correspondence relating to such policies. INSpire will not destroy these records and documents without the written permission of Customer for a period of at least five years from the loss or termination date of the applicable policy, or the period specified by the applicable state or federal statute regulating preservation of records, whichever is longer. INSpire may, at its discretion, use magnetic, optical, and other types of technology to store such data. INSpire agrees to provide to Customer reasonable supporting documentation regarding any disputed invoice or claim amount within fifteen days after Customer provides written notification of the dispute to INSpire.

Section 4.7 Ultimate Discretion. INSpire acknowledges and agrees that Customer, being at risk and having ultimate responsibility for the policy and claims to be administered by INSpire, will at all times have ultimate discretion with respect to all issues pertaining to such matters.

Section 4.8 Mail Received. INSpire may receive and open all mail addressed to Customer or its Affiliates and deal with the contents thereof in its discretion to the extent that such mail and the contents thereof relate to the Addendum Services. INSpire agrees to deliver, or to cause to be delivered, to Customer all mail received by INSpire which is addressed to Customer and does not relate to the Addendum Services.

Section 4.9 Service Error. If data is processed in error due to an error or defects in the Addendum Services provided by INSpire, then, upon INSpire receiving notice of such error or defect, INSpire will reprocess such data without charge to Customer. If data is processed in error due to an error caused by Customer or its Representatives, then upon INSpire'receiving notice of such error or defect, INSpire will reprocess such data at Customer's expense. Each Party will be responsible for all remedial expenses related to its error, including all expenses associated with remailings, help lines and processing time. Each Party acknowledges that the remedial expenses specified in this Section will not be subject to the limitations set forth in Section 8.2(a).

Section 4.10 Year 2000 Compliance. To the extent that it is reasonably determined by any Party that a Party's Systems, the Systems that a Party is providing access to or use of in accordance with this Agreement or any portion thereof are not Year 2000 Compliant, INSpire, on the one hand, and each Customer, on the other hand, agrees to assist in any reasonable manner and to cooperate and conform its work processes and methodologies to the extent it is reasonably necessary to assist a Party to formulate and implement promptly a plan of action to modify its System so that such System is Year 2000 Compliant. INSpire, on the one hand, and each Customer, on the other hand, will be obligated to (a) reimburse the other Party for any reasonable expenses incurred by the other Party in connection with complying with the terms of this Section and (b) indemnify, defend, and hold harmless the other Party from and against any Claim incurred by the other Party that arises out of or directly relates to such Party's Systems not being Year 2000 Compliant. If any of Customer's Systems are determined not to be Year 2000 Compliant, then the Parties agree (y) to adjust equitably the Service Levels applicable during the period in which the plan of action to modify Customer's Systems is being implemented and (z) the applicable Addendum Implementation Period or Addendum Term, as the case may be.

                                   ARTICLE V.
                                 CONFIDENTIALITY

Section 5.1 Nondisclosure. The Parties hereby agree as follows:

         (a) Use of Information. All Confidential Information will be used solely for the purpose of performing the Addendum Services. In no event will Confidential Information be used by any party or person receiving Confidential Information for business or competitive purposes.

         (b) Confidentiality. All Confidential Information will be kept strictly confidential by the Receiving Party and the Receiving Party will restrict disclosure of Confidential Information to only those employees, agents and advisors of the Receiving Party who have a need to know such information for the purpose of performing the Addendum Services.

         (c) Disclosure to Representatives. Representatives of the Receiving Party will be informed by the Receiving Party of the confidential nature of such information and the covenant of confidentiality by the Receiving Party hereunder, and they will be directed by the receiving Party to treat such information confidentially. Before any disclosure or dissemination of any Confidential Information subject to this Agreement is made to any person, other than an officer or director of the Receiving Party or its counsel or independent accountants, the Receiving Party will provide the person to whom such disclosure is made with a copy of this Agreement.

Section 5.2 No Solicitation or Hiring. During each Addendum Term and for the six month period immediately following the Addendum Expiration Date, each Party agrees that, without the effected Party's prior written consent, no Party nor any of its Affiliates will solicit for employment, employ or otherwise contract for the services of any person who is or was employed by any other Party, provided that this Section will not apply to (a) general commercially published solicitations for employment by a Party or its Affiliates, (b) the solicitation or hiring of an employee who was not an employee of any other Party at any time during the six months immediately preceding such solicitation or hiring.

Section 5.3 Required Disclosure. In the event the Receiving Party or its Representatives are requested or required in a judicial, administrative or governmental proceeding to disclose any Confidential Information, the Receiving Party will cooperate with the Disclosing Party and provide it with prompt notice of any such request so that the Disclosing Party may seek an appropriate protective order or waive the Receiving Party's compliance with the provisions of this Agreement. If, in the absence of a protective order or the receipt of a waiver hereunder, the Receiving Party or its Representatives are nonetheless, in the opinion of the Receiving Party's attorneys, legally required to disclose Confidential Information to any tribunal or else stand liable for contempt or suffer other penalty, the Receiving Party may disclose such information to such tribunal without liability hereunder, provided that the Receiving Party complies with the notice provisions of this paragraph.

         Section 5.4 Remedies for Breach. The Parties acknowledge that a breach of the covenant of confidentiality contained in this Agreement will result in irreparable and continuing damage to the Disclosing Party for which there will be no adequate remedy at law. In the event of any breach of this Agreement, the Receiving Party agrees that the Disclosing Party will be entitled to seek and obtain specific performance of this Agreement by the Receiving Party, including, upon making the requisite showing that it is entitled thereto, provisional injunctive relief restraining the Receiving Party from committing such breach, in addition to such other and further relief, including monetary damages, as provided by law.

Section 5.5 Survival. THE OBLIGATIONS UNDER THIS ARTICLE V WILL CONTINUE AFTER THIS AGREEMENT EXPIRES OR IS TERMINATED.

                                  ARTICLE VI.
                       TRADE SECRET AND PROPRIETARY RIGHTS

Section 6.1 No Rights to Software. Notwithstanding INSpire's use of its Systems in the performance of the Addendum Services, neither this Agreement nor the performance of any Addendum Services hereunder will be construed as a grant to Customer of a license or any other interest in or to INSpire's Systems. Further, this Agreement grants to Customer no right to possess or reproduce, or any other interest in, any of INSpire's software used in the performance of all or any part of the Addendum Services or their specifications in any tangible or intangible medium. Customer may not mortgage, hypothecate, sell, assign, pledge, lease, transfer, license or sublicense any of INSpire's Software used in the performance of all or any part of the Addendum Services, nor allow any person or entity to transmit, copy of reproduce any such Software. In the event Customer comes into possession of any of INSpire's Software used in the performance of all or any part of the Addendum Services, Customer will immediately notify INSpire and return such Software and all copies of any kind thereof to INSpire.

Section 6.2 Nondisclosure. Other than Customer's employees who need access to INSpire's Systems for the performance of their duties, Customer covenants and agrees not to use, disclose or otherwise make available to any person any of INSpire's Systems used in the performance of all or any part of the Addendum Services. Customer agrees to take all reasonable steps necessary to obligate each of its employees who is given access to INSpire's Systems to a level of care sufficient to protect such Systems from unauthorized use or disclosure.

Section 6.3 Survival. THE OBLIGATIONS OF CUSTOMER UNDER THIS ARTICLE VI WILL CONTINUE AFTER THIS AGREEMENT EXPIRES OR IS TERMINATED.

                                   ARTICLE VII.
                                   TERMINATION

Section 7.1 Termination of Agreement. This Agreement will be deemed terminated upon the termination or expiration of all Service Addendums, whether such Service Addendums are executed on or after the Signing Date. Each Service
Addendum may be terminated prior to the Addendum Expiration Date only as follows:

         (a) with respect to any material breach of this Agreement or any material breach of the applicable Service Addendum, by written notice from the non-breaching Party; provided, however, such termination will be effective only after such breach remains substantially uncured for 30 days after written notice specifying such breach is received by the breaching Party.

         (b) by a Party in the event (i) the other Party makes a general assignment for the benefit of creditors, (ii) the other Party files a voluntary petition in bankruptcy or petitions for reorganization or similar arrangement under the bankruptcy laws, (iii) a petition in bankruptcy is filed against the other Party by a third party and such petition is not dismissed within ninety days of its filing date, or (iv) a receiver or trustee is appointed for all or any part of the property and assets of the other Party;

         (c) with respect to a program specified in a Service Addendum, by Customer in the event Customer discontinues (by sale or abandonment) such program; provided, however, that a termination pursuant to this subsection will be effective no earlier than six months after INSpire's receipt of written notice of such program's termination pursuant to this subsection; or

         (d) with respect to any state in which Customer maintains a program specified in a Service Addendum, by written notice from Customer in the event such Customer becomes subject to a cease and desist order or decree issued by a public authority exercising valid jurisdiction over such Customer in such state.

Section 7.2 Procedure Upon Expiration and Termination. Upon expiration or termination of this Agreement or any Service Addendum:

         (a) Return of Supplies. INSpire will promptly return to Customer any forms or other supplies imprinted with Customer's or its Affiliate's name, regardless of who incurred the cost for same as well other supplies paid for by Customer;

         (b) Provide Files. INSpire will provide promptly to customer a tape (or other then-current technology) back-up of all data files in a format reasonably requested by Customer and the personnel necessary to assist with the records layout and file structures of the data files for Customer. The costs and expenses associated with complying with this subsection will be borne by (i) the breaching Party in the event of a termination pursuant to Section 7.1(a), (ii) by the other Party in the event of a termination pursuant to Section 7.1(b) and
(iii) by Customer in the event of a termination pursuant to Section 7.1(c).

         (c) No Relief for Breach. Such expiration or termination will not in any way limit, restrict or relieve any Party of liability for any breach of this agreement or the applicable Service Addendum.

         (d) Payment of Termination Fee. Each Party acknowledges that INSpire agree to provide Customer an option to terminate a program pursuant to Section 7.1(c) in reliance on, and in anticipation of, Customer's absolute obligation to pay the applicable Termination Fee associated with the terminated program. As used in this subsection, "Termination Fee" means the aggregate amount of INSpire's unamortized costs associated with the terminated program, including

(i) tangible and intangible assets, (ii) implementation costs and (iii) transaction costs (e.g. legal fees, accounting fees, etc.). Each Party further acknowledges that the amount of the Termination Fee is not punitive in nature and represents the Parties' best estimate of INSpire's stranded costs associated with an early termination of the specific program. As such, Customer will pay to INSpire, upon the termination of the program pursuant to Section 7.1(c), the Termination Fee.

         (e) Payment Obligation. Each Party acknowledges that Customer's termination of a program pursuant to Section 7.1(d) will (i) impose certain financial hardships on INSpire and (ii) result in Customer's absolute obligation to pay an amount equal to the Addendum Services Fees (associated with the terminated program in such state) paid to INSpire for the six (6) months immediately preceding the termination pursuant to Section 7.1(d). Each Party further acknowledges that such amount is not punitive in nature and represents the Parties' best estimate of the financial hardship suffered by INSpire associated with an early termination of the specific program in such state. As such, Customer will pay to INSpire, upon the termination of a program in a particular state pursuant to Section 7.1(d), the amount specified in this subsection.

                                 ARTICLE VIII.
                      REMEDIES AND LIMITATION OF LIABILITY

Section 8.1 Indemnification of the Parties. Each Party (the "Indemnitor") will indemnify, defend, and hold harmless any other Party (the "Indemnitee") from and against any arbitration award, claim, cost, damage, demand, expense, fine, liability, lawsuit, obligation, payment or penalty of any kind or nature whatsoever, including any reasonable attorneys' fees and expenses (a "Claim") incurred by the Indemnitee that arises out of or directly relates to the Indemnitor's performance or breach of this Agreement or any Service Addendum. Any series of Claims incurred by an Indemnitee that arise out of or relate to a common cause or occurrence will be deemed to be a single Claim for purposes of this Agreement. Upon an Indemnitee's request, the Indemnitor will indemnify the Indemnitee's directors, employees, officers, agents, attorneys, Representatives and shareholders to the same extent as such Indemnitee. No such person, however, will be a third party beneficiary of the indemnification provision set forth in this Agreement. To the extent that an Indemnitee requests the Indemnitor to indemnify such Party's directors, employees, officers, agents, attorneys, Representatives and shareholders, the Indemnitee will cause such persons or entities to comply with the indemnification provisions and abide by the indemnification limitations set forth in this Agreement.

Section 8.2 Liability Limitation.

         (a) Liability Limitation: Subject to subsection (b) below:

                  (i) Deductible. No Party will be liable for any Claim for damages or indemnification under this Agreement or any Service Addendum until the aggregate amount of a Claim for damages and indemnification for which such Party would otherwise be responsible exceeds $175,000 (such amount, the "Deductible") and then such Party will only be responsible for the amount in excess of the Deductible;

                  (ii) Single Claim Maximum Amount. No Party will be liable for any Claim for damages or indemnification under this Agreement or any Service Addendum to the extent that the amount of any single Claim paid by such Party exceeds the aggregate amount of all the Addendum Services Fees paid by the Customers to INSpire under all then-effective Service Addendums in the one month immediately prior to the establishment of liability for such Claim (or the last one month immediately prior to the expiration or termination of this Agreement and all Service Addendums if applicable); and

                  (iii) Maximum Aggregate Amount. No Party will be liable for any Claim for damages or indemnification under this Agreement or any Service Addendum to the extent that the aggregate amount of all Claims paid by a Party exceeds twenty percent of the aggregate amount of all the Addendum Services Fees paid by the Customers to INSpire since the Addendum Effective Dates under all Service Addendums prior to the establishment of liability for such Claims (or prior to the expiration or termination of this Agreement and all Service Addendums if applicable).

         (b) Exclusions from Liability Limitation. Notwithstanding the provisions of subsection (a) above, the limitations or exculpations of liability set forth in subsection (a) above are not applicable to any Claim for damages or indemnification under this Agreement or any Service Addendum resulting from (i) a breach of Articles V or VI, (ii) the willful misconduct or fraud of a Party or its Representatives, (iii) any violation, infringement or misappropriation of any patent, copyright, trademark, trade secret or other proprietary or contractual rights of a Party or any third party and or (iv) any payments required, or any costs or expenses incurred, pursuant to Section 1.4(e), Section
4.9 and Section 4.10.

         (c) Exclusion of Certain Types of Damages. No Party will be liable for any consequential; incidental, punitive or special damages with respect to any breach of this Agreement; provided, however, that this subsection will not limit the amount of a Claim for indemnification (as opposed to a Claim for damages) which is based on an amount paid by an Indemnitee to an unrelated third party that contains consequential, incidental, punitive or special damages as a component of such amount paid by the Indemnitee to the unrelated third party.

         (d) Limitation Acknowledgment. Each Party expressly acknowledges that the limitations set forth in this Section represent the express agreement of the Parties with respect to the allocation of risks between the Parties, including the level of risk to be associated with the performance of the Addendum Services as related to the amount of the payments to be made to INSpire for such Addendum Services, and each Party fully understands and irrevocably accepts such limitations.

Section 8.3 Notice of Claim. Any award of damages or indemnification pursuant to this Agreement is conditioned upon the Indemnitor having received full and prompt notice in writing of the Claim and the Indemnitee allowing the Indemnitor to direct fully the defense or settlement of such Claim; provided, however, that the failure to receive prompt notice relieves the Indemnitor of its obligations under this Article only if the Indemnitor is materially prejudiced by the failure to receive such notice. The Indemnitor will not be responsible for any settlement or compromise made without its consent.

                                   ARTICLE IX.
                                   ARBITRATION

Section 9.1 Condition Precedent. As a condition precedent to any right of action hereunder, any dispute arising out of the interpretation, performance or breach of this Agreement, including the formation or validity thereof, shall be submitted for decision to a panel of three arbitrators. Notice requesting arbitration will be in writing and sent certified or registered mail, return receipt requested.

Section 9.2 Choosing the Arbitrators. One arbitrator shall be chosen by each Party and the two arbitrators shall, before instituting the hearing, choose an impartial third arbitrator who shall preside at the hearing. If either party fails to appoint its arbitrator within thirty (30) days after being requested to do so by the other party, the latter, after ten (10) days notice by certified or registered mail of its intention to do so, may appoint the second arbitrator

         If the two arbitrators are unable to agree upon the third arbitrator within thirty (30) days of their appointment, the third arbitrator shall be selected from a list of six individuals (three named by each arbitrator) by a judge of the District court for the Northern District of Texas, Fort Worth Division, or if the District Court declines to act, the state court having general jurisdiction in such area.

Section 9.3 Procedure. Within thirty (30) days after notice of appointment of all arbitrators, the panel shall meet and determine timely periods for briefs, discovery procedures and schedules for hearings.

         The panel shall be relieved of all judicial formality and shall not be bound by the strict rules of procedure and evidence. Arbitration shall take place in Fort Worth, Texas. Insofar as the arbitration panel looks to substantive law, it shall consider the law of the State of Texas. The decision of any two arbitrators when rendered in writing shall be final and binding. The panel is empowered to grant interim relief as it may deem appropriate.

Section 9.4 Costs. Each party shall bear the expense of its own arbitrator and shall jointly and equally bear with the other party the cost of the third arbitrator. The remaining costs of the arbitration shall be allocated by the panel. The panel may, at its discretion, award such further costs and expenses as it considers appropriate, including but not limited to attorneys fees, to the extent permitted by law.

                                   ARTICLE X.
                                  MISCELLANEOUS

Section 10.1 Amendment. No amendment of this Agreement will be effective unless in a writing signed by the Parties.

Section 10.2 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original agreement, but all of which will constitute one and the same agreement.

Section 10.3 Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties and supersedes all prior agreements and understandings, both written and oral, with respect to the subject matter of this Agreement.

Section 10.4 Expenses. Each Party will bear its own expenses with respect to the negotiation and preparation of this Agreement.

Section 10.5 Governing Law. THIS AGREEMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF TEXAS REGARDLESS OF THE LAWS THAT MIGHT OTHERWISE GOVERN UNDER THE CONFLICTS OF LAWS PRINCIPLES OF SUCH STATE.

Section 10.6 No Assignment. No Party may assign its benefits or delegate its duties (other than a delegation of minor or incidental tasks related to the Addendum Services) under this Agreement without the prior consent of the other effected Parties. Any attempted assignment or delegation without such prior consent will be void. Notwithstanding the foregoing, any Party may assign its rights or delegate its duties under this Agreement to a purchaser of all the assets or equity of such Party without the other effected Party's consent, and any such purchaser and any subsequent purchasers of all of the assets or equity of such Party may similarly assign or delegate such rights.

Section 10.7 No Third Party Beneficiaries. This Agreement is solely for the benefit of the Parties and no other person or entity will have any right, interest, or claim under this Agreement.

Section 10.8 Notices. All claims, consents, designations, notices, waivers, and other communications in connection with this Agreement will be in writing. Such claims, consents, designations, notices, waivers, and other communications will be considered received (a) on the day of actual transmittal when transmitted by facsimile with written confirmation of such transmittal, (b) on the next following actual transmittal when transmitted by a nationally recognized overnight courier, or (c) on the third Business Day following actual transmittal when transmitted by certified mail, postage prepaid, return receipt requested; in each case when transmitted to a Party at its address set forth below (or to such other address to which such Party has notified the other Parties in accordance with this Section to send such claims, consents, designations, notices, waivers and other communications).

                  INSpire
                  Attn:  President
                  300 Burnett Street
                  Fort Worth, Texas 76102-2799
                  Phone: 817-348-3999
                  Fax: 817-348-3787

                  Customer
                  Attn:  Chief Executive Officer
                  The Millers American Group, Inc.
                  777 Main street, Suite 1000
                  Fort Worth, Texas 76102
                  Phone: 817-348-1600
                  Fax: 817-348-1785

Section 10.9 Public Announcements. The Parties will agree on the terms of any press releases or other public announcements related to this Agreement, and will consult with each other before issuing any press releases or other public announcements related to this Agreement; provided, however, that any Party may make a public disclosure if in the opinion of such Party's counsel it is required by law or the rules of the NASDAQ National Market to make such disclosure. The Parties agree, to the extent practicable, to consult with each other regarding any such public announcement in advance thereof.

Section 10.10 Representation by Legal Counsel. Each Party is a sophisticated entity that was advised by experienced legal counsel and other advisors in the negotiation and preparation of this Agreement.

Section 10.11 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will not invalidate the remaining provisions of this Agreement or affect the validity or enforceability of such provision in any other jurisdiction. In addition, any such prohibited or unenforceable provision will be given effect to the extent possible in the jurisdiction where such provision is prohibited or unenforceable.

Section 10.12 Successors. This Agreement will be binding upon and will inure to the benefit of each Party and its heirs, legal representatives, permitted assigns and successors, provided that this Section will not permit the assignment or other transfer of this Agreement, whether by operation of law or otherwise, if such assignment of other transfer is not otherwise permitted under this Agreement.

Section 10.13 Time of the Essence. Time is of the essence in the performance of this Agreement and all dates and periods specified in this Agreement.

Section 10.14 Waiver. No provision of this Agreement will be considered waived unless such waiver is in writing and signed by the Party that benefits from the enforcement of such provision. No waiver of any provision in this Agreement, however, will be deemed a waiver of a subsequent breach of such provision or a waiver of a similar provision. In addition, a waiver of any breach or a failure to enforce any term or condition of this Agreement will not in any way affect, limit, or waive a Party's rights under this Agreement at any time to enforce strict compliance thereafter with every term and condition of this Agreement.

Section 10.15 Force Majeure. The Parties will not be liable or deemed to be in default for any delay or failure in performance under this Agreement or interruption of the Addendum Services resulting, directly or indirectly, from acts of God, civil or military authority, labor disputes, shortages of suitable materials, labor or transportation or any similar cause beyond the reasonable control of the Parties.

Section 10.16 Attorney's Fees. In the event of any action, arbitration, claim, proceeding or suit between or among the Parties seeking enforcement of any of the terms and conditions of this Agreement, the prevailing party in such action, arbitration, claim, proceeding or suit will be awarded its reasonable costs and expenses, including its court costs and reasonable attorneys' fees.

Section  10.17  Relationship  of  the  Parties.   The  Parties  are  independent
contractors of one another, and there should be no instance in which they should be construed as partners or joint venturers.

Section 10.18 Drafting. Neither this Agreement nor any provision contained in this Agreement will be interpreted in favor of or against any Party because such Party or its legal counsel drafted this Agreement or such provision. No prior draft of this Agreement or any provision contained in this Agreement will be used when interpreting this Agreement or its provisions.

Section 10.19 Headings. Article and section headings are used in this Agreement only as a matter of convenience and will not have any effect upon the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, each Party has caused this Agreement to be executed and delivered by a duly authorized officer as of the Signing Date.

INSpire:                            INSpire Insurance Solutions, Inc.



                                    By: /s/ Jeffrey W. Robinson
                                        ----------------------------------------
                                        Jeffrey W. Robinson, President and
                                        Chief Operating Officer


Customer:                           The Millers Insurance Company



                                    By:  /s/ Illegible Executive VP & CFO
                                        ----------------------------------------
                                        [Name, Title]

                                    The Millers Casualty Insurance Company



                                    By: /s/ Illegible  Executive VP & CFO
                                        ----------------------------------------
                                        [Name, Title]

                                    Millers General Agency, Inc.



                                    By:  /s/ Illegible Chief Financial Officer
                                        ----------------------------------------
                                        [Name, Title]

                                   APPENDIX A

                         DEFINITIONS AND INTERPRETATIONS

         Definitions. Unless the context otherwise requires, the terms defined in this Appendix will have the meanings specified below for all purposes of this
Agreement:

                  "Addendum Effective Date" will have the meaning established in each applicable Service Addendum.

                  "Addendum Expiration Date" will have the meaning established in each applicable Service Addendum.

                  "Addendum   Implementation   Period"  will  have  the  meaning
established in each applicable Service Addendum

                  "Addendum  Service  Fees" will have the  meaning  set forth in
Section 1.1(b), but will be established in each applicable Service Addendum.

                  "Addendum Services" will have the meaning set forth in Section 1.1(b), but will be established in each applicable Service Addendum.

                  "Addendum Term" will have the meaning set forth in Section 1.1(b), but will be established in each applicable Service Addendum.

                  "Additional  Services"  will  have the  meaning  set  forth in
Section 1.6(a).

                  "Affiliate" will mean with respect to a Party, any entity at any time Controlling, Controlled by, under common Control with, or in the same consolidated group for federal tax purposes as, such Party. "Control" and its derivatives mean: (a) with regard to any entity, the legal, beneficial, or equitable ownership, directly or indirectly, of more than fifty percent (50%) of the capital stock (or other ownership interest, if not a corporation) of such entity ordinarily having voting rights or (b) with regard to any entity, the management control over such entity. For purposes of this Agreement, INSpire will not be deemed to be an Affiliate of any Customer.

                  "Agreement" will mean have the meaning set forth in the first paragraph of the Agreement.

                  "Bid" will have the meaning set forth in Section 1.6(a).

                  "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law to close.

                  "Claim" will have the meaning set forth in Section 8.1.

                  "Competing Terms" will have the meaning set forth in Section 1.6(b).

                  "Confidential Information" will mean any information that is expressly marked or identified as "Confidential" prior to its disclosure, whether prepared by the Disclosing Party, its Representatives or otherwise, which is furnished to the Receiving Party or on behalf of the Disclosing Party after the date of this Agreement relating to the Disclosing Party or its Affiliates or their respective businesses or operations. The term "Confidential Information" does not include: (a) information which is or becomes generally available to the public other than as a result of any unauthorized disclosure or any wrongful acts of the Receiving Party; (b) information which is independently developed by the Receiving Party without the use of or reference to Confidential Information of the Disclosing Party; (c) information which is rightfully received from a third party whose disclosure does not constitute a violation of any confidentiality obligation or a breach of any agreement; or (d) information which is approved for release by the Disclosing Party in a writing signed by the Disclosing Party and specifying the information to be released.

                  "Contract Year" will mean, with respect to each Service Addendum, each of the twelve month periods during the Addendum Term beginning on the anniversary of the Addendum Effective Date (or the Addendum Effective Date in the case of the first Contract Year of each Service Addendum) and ending on the day immediately preceding the next anniversary of the Addendum Effective Date.

                  "Customer" will have the meaning set forth in the first paragraph of this Agreement, but will be established in each applicable Service Addendum.

                  "Customer Group" will mean Customer, its Affiliates, any parent corporation, subsidiaries and Representatives.

                  "Date Data" will mean any data, formula, algorithm, process, input or output that includes, calculates or represents a date, a reference to a date or a representation of a date.

                  "Deductible"  will  have the  meaning  set  forth  in  Section
8.2(a).

                  "Designated Representative" will have the meaning set forth in
Section 4.1.

                  "Direct Written Premiums" will mean the premiums written by an insurer in consideration for the insurance coverage being provided before ceding to a reinsuer less any cancellations and returns.

                  "Disclosing Party" will mean Customer Group or INSpire Group, as the case may be, with respect to any Confidential Information provided by such party to any other party.

                  "Earned Premiums" will mean monthly Direct Written Premium, plus beginning unearned premium, minus ending unearned premium.

                  "Equipment" will mean all the computer hardware, including central processing units, networking equipment and other peripheral devices, of the named entity that is used in connection with this Agreement, whether such equipment is owned or licensed by such entity.

                  "Exercise Notice" will have the meaning set forth in Section 1.6(c).

                  "Indemnitor" will have the meaning set forth in Section 8.1.

                  "Indemnitee" will have the meaning set forth in Section 8.1.

                  "INSpire" will have the meaning set forth in the first paragraph of this Agreement.

                  "INSpire Group" will mean INSpire, its Affiliates, any parent corporation, subsidiaries and Representatives.

                  "Law" will have the meaning set forth in Section 2.4.

                  "Licensed Software" will mean any computer software program (including the available documentation, manuals and other materials necessary for the use thereof) used in connection with this Agreement by the named entity pursuant to a license or other arrangement.

                  "Material Adverse Effect" will mean, with respect to any Party, the occurrence of an event or the existence of a circumstance that has a material adverse effect on such Party's assets, business, cash flows, financial condition, liabilities, operations, prospects, or relationships, including the occurrence of any event or the existence of any circumstance that will cause such an effect in the foreseeable future.

                  "Monthly  Service  Report"  will have the meaning set forth in
Section 4.2(a).

                  "Order" will have the meaning set forth in Section 2.4.

                  "Owned Software" will mean any computer software program used in connection with this Agreement that is owned by the named entity, including the available documentation, manuals and other materials necessary for the use thereof.

                  "Party" and "Parties" will have the meanings set forth in the first paragraph of this Agreement.

                  "Positive Pay" will mean a process by which a data file containing information related to checks issued (i.e., check number, check date and check amount) is created and forwarded to a banking institution. The banking institution will use this file to verify all checks presented for payment prior to paying any check. The banking institution will create a listing of items that did not match or were otherwise not included in the data file, hereby referred to as the exception list. The exception list is made available for research and a resolution on whether the exception items presented should be paid or returned unpaid. The aforementioned is done daily.

                  "Producer"  will  mean  any  person,  entity,   individual  or
association that acts as an agent of, a broker for, or in any other similar capacity on behalf of, a Customer for the solicitation and production of insurance products.

                  "Receiving Party" will mean Customer Group or INSpire Group, as the case may be, with respect to any Confidential Information received by such party from any other party.

                  "Representative" will mean any director, officer, employee, agent, attorney, accountant, advisor or other person acting on behalf of a Party in connection with this Agreement; provided, however, "Representative" will not include any person or entity which is a direct or indirect competitor of INSpire.

                  "Service Correction" will mean a written request by Customer to have INSpire remedy its System's inability to perform, respond, function or operate as set forth in the applicable requirements document.

                  "Service Levels" will have the meaning set forth in Section 1.4(e).

                  "Signing Date" will have the meaning set forth in the first paragraph of this Agreement.

                  "Software" will mean the Owned Software and Licensed Software of the named entity.

                  "System Modification" will mean a written request by Customer to alter programming code where such alteration to the coding specifically changes, adds or otherwise alters the presentation or function of the existing program with that being Customer's intent. Each Party acknowledges that a System Modification is a separate and distinct concept from that concept embodied in the definition of Service Correction.

                  "Systems" will mean the Equipment and Software of the named entity.

                  "Termination Fee" will have the meaning set forth in Section 7.1(d).

         "Year 2000 Compliant" will mean, with respect to the Systems of a Party, (a) the functions, calculations, and other computing processes of the System (collectively, "Processes") perform in a consistent manner regardless of the date in time on which the Processes are actually performed and regardless of the Date Data input to the System, whether before, on, during or after January 1, 2000 and whether or not the Date Data is affected by leap years, (b) the System accepts, calculates, compares, sorts, extracts, sequences, and otherwise processes Date Data, and returns and displays Date Data, in a consistent manner regardless of the dates used in such Date Data, whether before, on, during or after January 1, 2000, (c) the System will function without interruptions caused by the date in time on which the Processes are actually performed or by the Date Data input to the System, whether before, on, during, or after January 1, 2000,
(d) the System accepts and responds to two-digit year-date input in a manner that resolves any ambiguities as to the century in a defined, pre-determined and appropriate manner, (e) the System Stores and displays Date Data in ways that are unambiguous as to the determinations of the century and (f) no Date Data will cause the System to perform an abnormally ending routine or function within the Processes or generate incorrect values of invalid results as a result of the date element included in the Date Data.

         Accounting Terms.  Except as otherwise provided in this Agreement,  all accounting terms defined in this Agreement will be construed, and all calculations required by this Agreement will be performed, in accordance with generally accepted accounting principles applied on a consistent basis.

         Articles, Sections, Exhibits and Schedules. Except as specifically stated otherwise, references to Articles, Sections, Exhibits and Schedules refer to the Articles, Sections, Exhibits and Schedules of this Agreement.

         Drafting. Neither this Agreement nor any provision contained in this Agreement will be interpreted in favor of or against any Party because such Party or its legal counsel drafted this Agreement or such provision. No prior draft of this Agreement or any provision contained in this Agreement will be used when interpreting this Agreement or its provisions.

         Headings. Article and section headings are used in this Agreement only as a matter of convenience and will not have any effect upon the construction or interpretation of this Agreement.

         Include. The term "include" or any derivative of such term does not mean that the terms following such term are the only types of such items.

         Or. The term "or" will not be interpreted as excluding any of the items described.

         Plural and Singular Words. Whenever the plural form of a word is used in this Agreement, that word will include the singular form of that word. Whenever the singular form of a word is used in this Agreement, that word will include the plural form of that word.

         Pronouns. Whenever a pronoun of a particular gender is used in this Agreement, if appropriate that pronoun also will refer to the other gender and the neuter. Whenever a neuter pronoun is used in this Agreement, if appropriate that pronoun also will refer to the masculine and feminine gender.

         Statutes. Any reference to Law or any specific statute will include any changes to such law or statute after the Signing Date, any successor law or statute, and any regulations and rules promulgated under such law or statute and any successor law or statute, whether promulgated before or after the Signing Date.

                                   EXHIBIT 1.1

                                     FORM OF
                                SERVICE ADDENDUM

THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST __, 1999. A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGEMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE MASTER SERVICE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE MASTER SERVICES AGREEMENT.

1.       Date of this Addendum:
         ---------------------

         [Insert the date of this Addendum.]

2.       Parties to this Service Addendum:
         --------------------------------

        o        INSpire Insurance Solutions, Inc. ("INSpire").
        o        [Insert the appropriate Millers' party/parties] ("Customer").

3.       Addendum Term:
         -------------

         The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on [date] (the "Addendum Effective Date") and will expire on [date] (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for a period of one (1) year unless the parties to this Service Addendum gives written notice of non-extension to the other effected party or parties at least six (6) months prior to the then current Addendum Expiration Date.

4.       Addendum Services; Lines of Business; Authorized States
         -------------------------------------------------------

                  a. [Policy/Claims] Administration Services. Except as specifically noted in this Section 4.a, INSpire will provide the [policy/claims] administration services set forth in Section
         1.1[(c)/(d)] of the Agreement and the general management of such services:

                  [INSERT   ANY   ADDITIONS   TO,  OR   EXCLUSIONS   FROM,   THE
                  [POLICY/CLAIMS] ADMINISTRATION SERVICES SPECIFIED IN SECTION 1.1(c) OF THE AGREEMENT.]

                  b. Authorized Lines of Business: [insert lines of business]

                  c. Authorized States: [insert states]

5.       Addendum Service Fees:
         ---------------------

         [Insert the service fees for the services to be provided pursuant to this Addendum].

         IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officers as of the date written above.

INSpire:          INSpire Insurance Solutions, Inc.



                   By:
                      ---------------------------------------
                      Jeffrey W. Robinson, President and Chief Operating Officer


Customer:        [insert a signature block for each applicable Millers entity]



                 By:
                    ------------------------------------------
                    [Name, Title]

                                SERVICE ADDENDUMS


                                 [See attached]

                                 SCHEDULE 1.4(e)

                                 Service Levels

The following definitions apply to the documentation titled Schedule 1.1e:

Service Level Description:

         Description of service level being measured.

Measurement:

         Performance of service level required for determination of performance score only applies to business processed on INSpire Systems.

Daily Factor:

         Based on frequency of requirement for this service level or on frequency of interface availability as appropriate. The daily factor will be based on Monday through Friday and be assigned a daily factor of 5%. If the service level is not measured the value of N/A (not applicable) is present.

Weight:

         Weighting factor used to determine relative impact on respective service level standards.

Monthly Rating:

         The purpose of the monthly rating is to develop an aggregate score for measuring INSpire's performance as it relates to agreed upon service levels. The aggregate score will be used to determine, in aggregate if INSpire's performance will result in additional or reduced service fees for the month.

         The methodology used to determine the aggregate score is to determine, for each measurement, whether or not INSpire met the desired service level, exceeded the service level or fell below the service level. For example, the service level average hold time is 60 seconds. Each day the average hold time is 60 seconds, INSpire will have met the service level. If the average hold time is greater than 60 seconds due to a reason resulting from a direct omission or commission on the part of INSpire, INSpire will have fallen below the service level. If the average hold time is less than 60 seconds, INSpire will have exceeded the service level.

         Every time, (daily in this example) that INSpire meets the service level, a score of one (1) is earned. If the service level is not met for a reason that INSpire is responsible for, a score of zero (0) is earned. If the service level is not met, but not due to a reason that INSpire is responsible for, a score of one (1) is earned. Should the service level be exceeded, INSpire will earn a score of two (2). The following provides an example of one (1) month results:

                         DAY             RESULT                      SCORE

                          1             Met SLA                        1
                          2             Met SLA                        1
                          3             Met SLA                        1
                          4             Below SLA                      0
                          5             Met SLA                        1
                          6             Met SLA                        1
                          7             Exceed SLA                     2
                          8             Met SLA                        1
                          9             Met SLA                        1
                          10            Met SLA                        1
                          11            Met SLA                        1
                          12            Met SLA                        1
                          13            Exceed SLA                     2
                          14            Met SLA                        1
                          15            Met SLA                        1
                          16            Met SLA                        1
                          17            Below SLA                      0
                          18            Met SLA                        1
                          19            Met SLA                        1
                          20            Met SLA                        1
                                                                      --
                                                    TOTAL SCORE       20


         The total score for the SLA is then divided by the number of times the SLA is applicable for the month. In this case 20/20=1, for a score of 100% for this SLA. The individual score is then multiplied by the weighing factor of %, resulting in a weighed score, in this example, of 5%.

         At the end of each month, a weighed score using the same methodology will be used to determine an aggregate score. The aggregate score of each individual SLA will be added together. INSpire and the Customer will mutually agree upon aggregate scores each month.

         If the aggregate score is between 100% and 95%, no adjustment to the service fees will be made. For every percentage point above 100%, INSpire will receive an additional .5% in service fees subject to a maximum of 5%. For every percentage point below 95%, the monthly service fee will be reduced by .5%, subject to a maximum of 5%.

         Service fees subject to this provision include only those fees indicated for policy and claims administration.


     Service Level Descriptions                                         Measurement                   Daily Factor  Weighing Factor
-------------------------------------- -------------------------------------------------------------- ------------- ---------------

Call Center Availability               Available between 8:00 a.m. until 5:30 p.m., Monday-Friday,
                                       local time, utilizing toll free service.                            5%            4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Call Center Response Time              Average hold time will not exceed 60 seconds.                       5%            4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Call Center Abandonment                No more than 5% of calls will be abandoned.                         5%            4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Major Error Rate                       Transactions will be processed with a Major Error rate
                                       (defined as those errors effecting coverage or premium)             5%            4.76%
                                       of less than 3%.
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Overall Error Rate                     Transactions will be processed with an Overall Error
                                       rate of less than 6%.                                               5%            4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
New Policy Transactions                90% of all new policies will be issued within three
                                       business days of receipt of all of the information necessary        5%           4.76%
                                       to process the transaction.
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Renewal Transactions                   95% of all renewal transactions will be processed 30 days
                                       (or the number of days agreed to by Customer and INSpire)           5%           4.76%
                                       prior to expiration of the policy. Renewals not processed
                                       at the request of the customer due to pending rate
                                       changes will not be included in this measurement.
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Endorsement Transactions               90% of all endorsement transactions will be issued within           5%           4.76%
                                       six business days of receipt all the information necessary to process the transaction.
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Billing Invoices                       95% of all billing invoices will be mailed by the end of            5%           4.76%
                                       the business day in which they are produced.
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Refunds                                95% of premium refunds will be mailed by the end of the
                                       business day in which they are produced.                           5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Cancellation Notices                   99.9% of all cancellation notices will be mailed by the end
                                       of the business day in which they are produced.                    5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Non-renewal Notices                    99.9% of all non-renewal notices will be mailed by the end
                                       of the business day in which they are produced.                    5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Loss Reporting                         Loss reports will be taken 24 hours a day, 7 days a week
                                       utilizing toll free service.                                       5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------


                                       3

Claim Payments                         90% of claim payments will be sent within two business days
                                       after settlement and notification to INSpire by the Customer.      5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Table Change Updates                   80% of customer requested modifications requiring table
                                       updates only, will be delivered for testing within fifteen         5%           4.76%
                                       working days after written request.
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Modification Estimates                 High level time and cost estimates for Customer requested
                                       system program modifications will be completed within 10           5%           4.76%
                                       working days after written request.
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Cash Deposits                          95% of all cash will be deposited within 2 business days of
                                       receipt.                                                           5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Claims Contact to Insureds             85% of claimants contacted within 1 business day.                  5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Claims Reserve Setup                   90% of claims reserves will be setup within 2 business days.       5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
NSF Posting                            99.9% of all NSF checks will be posted into the system within
                                       2 business days.                                                   5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------
Stop Payment of Checks                 99.9% of all requests for stop payment to the bank will be
                                       posted to the proper bank account.                                 5%           4.76%
-------------------------------------- -------------------------------------------------------------- ------------- ---------------

                             SERVICE ADDENDUM 1.1.1

                       MILLERS IN-HOUSE POLICY PROCESSING

         THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST __, 1999 (THE "AGREEMENT"). A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

         1.       Date of this Addendum:
                  ---------------------

                  October 1, 1997

         2.       Parties to this Service Addendum:
                  --------------------------------

                  o        INSpire Insurance Solutions, Inc. ("INSpire")
                  o        The  Millers   Insurance   Company  and  The  Millers
                           Casualty Insurance Company (together, "Customer").

         3.       Addendum Term:
                  -------------

                  The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on
                  October 1, 1997 (the "Addendum Effective Date") and will expire on December 31, 2004 (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for an additional term or terms of 12 months unless a party to this Service Addendum gives written notice of non-extension to the other effected party or parties at least six months prior to the then current Addendum Expiration Date.

         4.       Addendum  Services;  Lines  of  Business;  Authorized  States;
                  Programs:

                  a. Policy Administration Services. Except as specifically noted in this Section 4.a, INSpire will provide the policy claims services set forth in
                           Section 1.1(c) of the Agreement and the general management of such services:

                  b.       Authorized Lines of Business:

                           (1)  Personal  Lines.   Automobile,   Dwelling  Fire,
                  Homeowners, Inland Marine, Non-Standard Auto, Umbrella.

                           (2)  AgriBusiness.   Policies   underwritten  by  the
                  AgriBusiness Department of Customer.

                  c. Authorized States: Alabama, Idaho, Louisiana, New Mexico, Oregon and Texas and such other jurisdictions as the parties may from time to time agree upon.

                  d. Programs: AgriBusiness; Network Insurance Agents in California; Non Standard Auto in New Mexico and Alabama; Standard Auto/Homeowners/Bonds in Alabama, Idaho, New Mexico and Texas.

                  e. Location of Provision of Addendum Services: INSpire will provide the Addendum Services at an INSpire service center designated by INSpire.

         5.       Addendum Service Fees:
                  ---------------------

                           a.       Consultants:  $125.00 per hour

                           b.       Programmers:  $125.00 per hour

                           c. Policy Administration  Services:  $6.68 per month,
                  per in-force policy. Policy administration fees are subject to a minimum of $100,000 per month, during which services are provided. Effective January 1, 2000, the administration fees are subject to a minimum of $30,000 per month. In lieu of all other fees listed in this Policy Administration Services section of Section 5, Customer agrees to pay, with regard to the AgriBusiness program, a monthly service fee to INSpire of 0.5% of the in-force premium on said policies, but subject to a minimum monthly fee of $28,000 for so long as Customer has any in-force premium on said policies. At such time as there is no in-force premium on said policies INSpire will have no obligations with respect to said policies.

                           d. Special Fees:  When  requested  and  authorized by
                  Customer, processing system modifications will be charged to Customer, on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modifications. Hourly rates for such personnel are listed above.

                           e. Travel:  Customer will  reimburse  INSpire for all
                  travel requested by Customer in connection with the work performed under this Service Addendum.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.

         INSpire:          INSpire Insurance Solutions, Inc.



                            By: /s/ Jeffrey W. Robinson
                               -------------------------------------------------
                               Jeffrey W. Robinson, President and Chief
                               Operating Officer


         Customer:         The Millers Insurance Company



                           By: /s/ Illegible Executive VP & CFO
                              --------------------------------------------------
                               [Name, Title]


                           The Millers Casualty Insurance Company



                            By: /s/ Illegible Executive VP & CFO
                               -------------------------------------------------
                                 [Name, Title]

                             SERVICE ADDENDUM 1.1.2

                    MILLERS POLICY ADMINISTRATION-HOMEOWNERS

         THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST __, 1999 (THE "AGREEMENT"). A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

         1.       Date of this Addendum:
                  ---------------------

                  May 1, 1997

         2.       Parties to this Service Addendum:
                  --------------------------------

                  o        INSpire Insurance Solutions, Inc. ("INSpire")
                  o        The  Millers   Insurance   Company  and  The  Millers
                           Casualty Insurance Company (together, "Customer").

         3.       Addendum Term:
                  -------------

                  The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on May 1, 1997 (the "Addendum Effective Date") and will expire on December 31, 2004 (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for an additional term or terms of 36 months unless a party to this Service Addendum gives written notice of non-extension to the other effected party or parties at least six months prior to the then current Addendum Expiration Date.

         4.       Addendum  Services;  Lines  of  Business;  Authorized  States;
                  Programs:

                           a. Except as specifically noted in this Section 4.a, INSpire will provide the policy administration services set forth in Section 1.1(c) of the Agreement and the general management of such services:

                                    Including agency bill

                           b.       Authorized  Lines  of  Business:  Homeowners
                                    (HO3).

                           c.       Authorized States:  Florida, Nevada

                           d.       Programs:  EWB, Harbor

                           e.       Location of Provision of Addendum  Services:
                                    INSpire will provide the Addendum Services at an INSpire service center.

         5.       Addendum Service Fees:
                  ---------------------

                           a.       Consultants:  $125.00 per hour

                           b.       Programmers:  $125.00 per hour

                           c. Policy  Administration  Services:  6.25% of Direct
                  Written Premium subject to a $56.00 per policy minimum. At the end of each month, beginning on the effective date hereof, an adjustment will be made if the number of policies issued multiplied by the per policy minimum exceed 6.25% of direct written premium for the same period.

                           d. Billing Fees: Installment fees will be retained by
                  INSpire.

                           e. Special Fees: Processing system modifications will
                  be charged to Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modification. Additional reports or modifications to agreed upon reports will also be charged to Customer on a time and material basis utilizing the appropriate mix of service personnel required to perform the modifications or produce new reports. Hourly rates for such personnel are listed above.

                           f. Travel:  Customer will  reimburse  INSpire for all
                  travel requested by Customer in connection with the work performed under this Service Addendum.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.



         INSpire:          INSpire Insurance Solutions, Inc.



                           By: /s/ Jeffrey W. Robinson
                              --------------------------------------------------
                              Jeffrey W. Robinson, President and Chief Operating Officer

         Customer:         The Millers Insurance Company



                           By: /s/ Illegible Executive VP & CFO
                              --------------------------------------------------
                               [Name, Title]


                           The Millers Casualty Insurance Company



                            By: /s/ Illegible Executive VP & CFO
                               -------------------------------------------------
                                [Name, Title]

                             SERVICE ADDENDUM 1.1.3

                          MILLERS CLAIMS ADMINISTRATION

         THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST __, 1999 (THE "AGREEMENT"). A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

         1.       Date of this Addendum:
                  ---------------------

                  October 1, 1997

         2.       Parties to this Service Addendum:
                  --------------------------------

                  o        INSpire Insurance Solutions, Inc. ("INSpire")
                  o        The  Millers   Insurance   Company  and  The  Millers
                           Casualty Insurance Company (together, "Customer").

         3.       Addendum Term:
                  -------------

                  The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on
                  October 1, 1997 (the "Addendum Effective Date") and will expire on December 31, 2004 (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for an additional term or terms of 36 months unless a party to this Service Addendum gives written notice of non-extension to the other effected party or parties at least six months prior to the then current Addendum Expiration Date.

         4.       Addendum  Services;  Lines  of  Business;  Authorized  States;
                  Programs:

                           a. Except as specifically  noted in this Section 4.a,
                  INSpire will provide the claims administration services set forth in Section 1.1(d) of the Agreement and the general management of such services:

                           b. Authorized  Lines of Business:  Private  Passenger
                  Automobile,   Homeowners,   Commercial  Casualty  Multi-Peril,
                  Commercial Property, Farm-owners, Umbrella.

                           c.       Authorized States:

                  Alabama                   Louisiana         Oklahoma
                  Connecticut               Delaware          Georgia
                  Maine                     Maryland          New Hampshire
                  New Jersey                New York          Vermont
                  Virginia                  Pennsylvania      West Virginia
                  Arizona                   Michigan          Oregon
                  Arkansas                  Minnesota         South Carolina
                  California                Mississippi       South Dakota
                  Colorado                  Missouri          Tennessee
                  Florida                   Montana           Texas
                  Idaho                     Nebraska          Utah
                  Illinois                  Nevada            Washington
                  Indiana                   New Mexico        Wisconsin
                  Iowa                      North Carolina    Wyoming
                  Kansas                    North Dakota
                  Kentucky                  Ohio


                           d. Programs:  Millers,  Suncoast,  Lane, Pinnacle, WE
                  Love

                           e.  Location  of  Provision  of  Addendum   Services:
                  INSpire will provide the Addendum Services at an INSpire service center.

         5.       Addendum Service Fees:
                  ---------------------

                           a.       Consultants:  $125.00 per hour

                           b.       Programmers:  $125.00 per hour

                           c. Claims Administration  Services:  Prior to January
                  1, 2000 for all programs and January 1, 2000 and later for any discontinued programs, fees will be based on a charge per claim as defined below. A claim is defined as an open feature as shown below. Monthly maintenance fees are for claims open greater than 31 days at each month end. Customer will not be responsible for any of the fees set forth below that are incurred in connection with a claim opened in error.

                  Feature                      Claim Fee             Monthly Fee

                  Auto BI/UM                   $450                      $100
                  Auto Non-BI/UM               $250                      $50
                  Auto First Party             $150                      $50

                  Homeowners                   $600                      $60

                  Commercial Property          $700                      $70
                  Commercial Casualty        $1,000                     $100

                  Effective   January  1,   2000,   all   programs   other  than
                  discontinued programs will be charged at the following rates:

                  Line of Business                    Percent of Earned Premium

                  Residential Property                           7.0%
                  Personal Auto                                  7.5%
                  Commercial Lines                               9.5%

                  Other Fees:
                  ----------

                  Subrogation                     25% of recoveries
                  Salvage                         15% of recoveries
                  SIU Services                    $60.00/hr. plus outside fees

                  Homeowner, Commercial Property and Commercial Casualty claims with an incurred loss greater than $100,000 will be billed at "time and expense," rather than the rates shown on the above schedule. "Time and expense" is defined as $60.00 per hour plus any outside adjusting fees.

                           d. Expenses Excluded: Legal,  Reconstruction Experts,
                  Agronomist and Engineers.

                           e. Special Fees: Claim system modifications requested
                  and approved by Customer will be charged to Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modification. Additional reports not currently being provided pursuant to this Service Addendum or modifications to agreed upon reports currently being provided pursuant to this Service Addendum will also be charged to Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modifications or produce new reports. Hourly rates for such personnel are listed above.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.



         INSpire:          INSpire Insurance Solutions, Inc.



                           By: /s/ Jeffrey W. Robinson
                              --------------------------------------------------
                              Jeffrey W. Robinson, President and Chief
                              Operating Officer


         Customer:         The Millers Insurance Company



                           By: /s/ Illegible Executive VP & CFO
                              --------------------------------------------------
                              [Name, Title]


                           The Millers Casualty Insurance Company



                           By:  /s/ Illegible Executive VP & CFO
                              --------------------------------------------------
                               [Name, Title]

                             SERVICE ADDENDUM 1.1.4

                    MILLERS CLAIMS ADMINISTRATION-HOMEOWNERS

         THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST __, 1999 (THE "AGREEMENT"). A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

         1.       Date of this Addendum:
                  ---------------------

                  June 1, 1997

         2.       Parties to this Service Addendum:
                  --------------------------------

                  o        INSpire Insurance Solutions, Inc. ("INSpire")
                  o        The  Millers   Insurance   Company  and  The  Millers
                           Casualty Insurance Company (together, "Customer").

         3.       Addendum Term:
                  -------------

                  The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on June 1, 1997 (the "Addendum Effective Date") and will expire on December 31, 2004 (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for an additional term or terms of 36 months unless a party to this Service Addendum gives written notice of non-extension to the other effected party or parties at least six months prior to the then current Addendum Expiration Date.

         4.       Addendum  Services;  Lines  of  Business;  Authorized  States;
                  Programs:

                           a. Except as specifically noted in this Section 4.a, INSpire will provide the policy administration services set forth in Section 1.1(d) of the Agreement and the general management of such services:

                           b.       Authorized  Lines  of  Business:  Homeowners
                                    (HO3).

                           c.       Authorized States:  Florida, Nevada

                           d.       Programs:  EWB, Harbor

                           e.       Location of Provision of Addendum  Services:
                                    INSpire will provide the Addendum Services at an INSpire service center.

         5.       Addendum Service Fees:
                  ---------------------

                           a.       Consultants:  $125.00 per hour

                           b.       Programmers:  $125.00 per hour

                           c. Claims Life Cycle Services: Fees will be based upon 7% of earned premium for non-catastrophe claims and 5% of incurred loss for catastrophe claims.

                           e. Special Fees: Claim system  modifications  will be
                  charged to Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modification. Additional reports or modifications to agreed upon reports will also be charged to Customer on a time and material basis utilizing the appropriate mix of service personnel required to perform the modifications or produce new reports. Hourly rates for such personnel are listed above.

                  Legal expenses are excluded from all fees and will be passed through to Customer.

                  Gross direct earned premium for the billing month and incurred catastrophe loss, if any, will be the basis of fees for that month.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.


         INSpire:          INSpire Insurance Solutions, Inc.



                           By: /s/ Jeffrey W. Robinson
                              --------------------------------------------------
                              Jeffrey W. Robinson, President and Chief Operating Officer

         Customer:         The Millers Insurance Company



                           By:
                              --------------------------------------------------
                               [Name, Title]


                           The Millers Casualty Insurance Company



                           By:
                              --------------------------------------------------
                               [Name, Title]

                             SERVICE ADDENDUM 1.1.5

                                 MILLERS MGA-IT


THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST ___, 1999 (THE "AGREEMENT"). A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGEMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

1.       Date of this Addendum:
         ----------------------

                  January 1, 1998

2.       Parties to this Service Addendum:

         o        INSpire Insurance Solutions, Inc. ("INSpire")
         o        Miller's General Agency, Inc. ("Customer")

3.       Addendum Term:
         -------------

                  The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on
                  January 1, 1998 (the "Addendum Effective Date") and will expire on December 31, 2004 (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for an additional term or terms of 12 months unless a party to this Service Addendum gives written notice of non-extension to the other effected party or parties at least six months prior to the then current Addendum Expiration Date.

4.       Addendum Term:
         -------------

                           a. During the term of this  Agreement,  INSpire  will
                  provide the Technical Services defined below for the Lines of Business (Section 4.c below) for the States specified (Section 4.d below) written by or through Customer. INSpire will, in accordance with guidance and direction provided by Customer, provide all Technical Services and general management of such services for the subject business as follows:

         (1) INSpire will provide implementation and customization of the Windows for Property Casualty Base system.

         (2) INSpire will provide nightly data processing services for each business day and a monthly run per Customer's schedule.

         (3)      INSpire will provide 24 hour toll free help-desk support.

         (4) INSpire will provide Customer access to the system from 7:00 A.M. to 7:00 P.M. C.S.T. daily.

         (5)      The printing of all data center generated output.

         (6)      Maintenance of the system.

         (7)      Non-code  change   customizations,   as  may  be  required  by
                  Customer.

         (8) System code modifications and enhancements as may be required by Customer at the rates specified in Section F below.

         (9) Preparation of a magnetic tape of commission data for Customer to prepare Federal 1099 tax statements for commissions paid to agents.

         (10) Information and statistical data (i) required by Insurance Services Office, (ii) necessary for Customer to prepare any reports required by the National Association of Insurance Commissioners, and (iii) required by Texas Insurance Checking Office.

         (11)     Includes agency bill

                  b. Authorized Companies: The Millers Insurance Company and The Millers Casualty Insurance Company.

                  c. Authorized Lines of Business: Commercial Property, General Liability, Inland Marine, Crime, Auto, Garage, TX Commercial Property, TX EEP, TX Glass, TX Auto, TX Garage, BOP/CAP, Truckers, TX ISO Property, Workers Comp, Umbrella, ISO Package, TX Package, TX ISO Package

                  d. Authorized States:

                  Alabama            Louisiana                Oklahoma
                  Arizona            Michigan                 Oregon
                  Arkansas           Minnesota                South Carolina
                  California         Mississippi              South Dakota
                  Colorado           Missouri                 Tennessee
                  Florida            Montana                  Texas
                  Idaho              Nebraska                 Utah
                  Illinois           Nevada                   Washington
                  Indiana            New Mexico               Wisconsin
                  Iowa               North Carolina           Wyoming
                  Kansas             North Dakota
                  Kentucky           Ohio

                  e. Location of Provision of Addendum Services: INSpire will provide the Addendum Services at an INSpire service center.

5.       Addendum Services Fees:
         ----------------------

                           a.       Consultants:  $130.00 per hour

                           b.       Programmers:  $130.00 per hour

                           c.       Technical Services:

                  Monthly Premium*                   Fee**
                  ---------------                    ---

                  $0 - 4,000,000                     3.00%
                  $4,000,001-8,000,000               2.50%
                  Above $8,000,000                   2.00%

                  *  Gross Written Direct Premium
                  ** Percent of Gross Written Direct Premium

                  Technical service fees are to be inclusive of any Texas state sales tax that would result from these services.

                           d. Special Fees:  When  requested  and  authorized by
                  Customer, processing system modifications will be charged to Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modifications. Hourly rates for such personnel are listed above.

                           e. Travel:  Customer will  reimburse  INSpire for all
                  travel requested by Customer in connection with the work performed under this Service Addendum.

                           f. Implementation: $250,000 for the Implementation of
                  the Windows for Property and Casualty Base system. Implementation will include table customization as required by Customer. Additional programming, if any, will be provided on a time and material basis at the hourly rates listed above. No programming will commence without prior approval by Customer.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.


         INSpire:          INSpire Insurance Solutions, Inc.



                           By: /s/ Jeffrey W. Robinson
                              -------------------------------------------------
                              Jeffrey W. Robinson, President and Chief Operating Officer


         Customer:         Millers General Agency, Inc.



                           By: /s/ Illegible CFO
                              -------------------------------------------------
                              [Name, Title]

                             SERVICE ADDENDUM 1.1.6

                                   IT SERVICE

         THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST __, 1999 (THE "AGREEMENT"). A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

         1.       Date of this Addendum:
                  ---------------------

                  July 1, 1997

         2.       Parties to this Service Addendum:
                  --------------------------------

                  o        INSpire Insurance Solutions, Inc. ("INSpire")
                  o        The  Millers   Insurance   Company  and  The  Millers
                           Casualty Insurance Company (together, "Customer").

         3.       Addendum Term:
                  -------------

                  The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on July 1, 1997 (the "Addendum Effective Date") and will expire on December 31, 2004 (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for subsequent one year periods unless a party to this Service Addendum gives written notice of non-extension to the other effected party or parties at least 60 days prior to the then current Addendum Expiration Date.

         4.       Addendum  Services;  Lines  of  Business;  Authorized  States;
                  Programs:

                  INSpire will provide information system services for and on behalf of Customer which will include, but will not be limited to:

                           (a) telecommunications  services (such services to be
                  eliminated in the event Customer moves from its current location);

                           (b) hardware services;

                           (c) application software services;

                           (d) system software services;

                           (e) network services;

                           (f) system integration services.

         5.       Addendum Service Fees:
                  ---------------------

                  The compensation due INSpire from Customer for the Addendum Services is as follows:

                                              Category A*, ***         Category B**, ***                ***
                  --------------------------- ------------------------ ------------------------ ---------------------
                  Calendar Year               Percent of Direct        Percent of Net           Monthly
                                              Written Premium          Written Premium          Minimum
                  --------------------------- ------------------------ ------------------------ ---------------------

                  1997                        6.0%                     6.0%                     $375,000
                  --------------------------- ------------------------ ------------------------ ---------------------
                  1998                        5.5%                     5.5%                     $300,000
                  --------------------------- ------------------------ ------------------------ ---------------------
                  1999                        5.0%                     5.0%                     $275,000
                  --------------------------- ------------------------ ------------------------ ---------------------
                  2000-2001                   4.0%                     4.0%                     $208,333
                  --------------------------- ------------------------ ------------------------ ---------------------
                  2002-2003                   3.5%                     3.5%                     $166,667
                  --------------------------- ------------------------ ------------------------ ---------------------
                  2004                        2.5%                     2.5%                     $125,000
                  --------------------------- ------------------------ ------------------------ ---------------------

                  * Category A represents premiums written by Customer for which Customer utilizes the Addendum Services to process policies and/or claims.

                  ** Category B represents premiums written by Customer for which Customer utilizes the Addendum Services to process management and bureau report processing only.

                  *** The Service Fees associated with telecommunications services will be eliminated in the event Customer moves from its current location;

                  At the request and approval of Customer, INSpire will make Systems Modifications to INSpire supplied application software. Work will be done at a rate of $130.00 per hour. Cost for any modifications required by Customer of application software licensed by Customer from sources other than INSpire will be the responsibility of Customer. Service Corrections will not be billed to Customer.

                  INSpire will bill Customer monthly for services within 15 days after the end of each calendar month during the Addendum Term. Payment will be made by Customer within 30 days after the delivery of such invoice.

                  Any amount owing from Customer to INSpire that has not been paid by the due date will be subject to a late payment charge of 1% per month.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.


         INSpire:          INSpire Insurance Solutions, Inc.



                           By: /s/ Jeffrey W. Robinson
                              --------------------------------------------------
                              Jeffrey W. Robinson, President and Chief Operating Officer


         Customer:         The Millers Insurance Company



                           By:  /s/ Illegible Executive VP & CFO
                              --------------------------------------------------
                              [Name, Title]


                            The Millers Casualty Insurance Company



                            By:  /s/ Illegible Executive VP & CFO
                               -------------------------------------------------
                               [Name, Title]

                             SERVICE ADDENDUM 1.1.7

                                 MILLERS--NOBEL

         THIS SERVICE ADDENDUM IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED AUGUST __, 1999 (THE "AGREEMENT"). A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (I) ACKNOWLEDGMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

         1.       Date of this Addendum:
                  ---------------------

                  July 1, 1999

         2.       Parties to this Service Addendum:
                  --------------------------------

                  o        INSpire Insurance Solutions, Inc. ("INSpire")
                  o        Policies   Assumed  from  Nobel   Insurance   Company
                           ("Customer").

         3.       Addendum Term:
                  -------------

                  The term during which INSpire will provide the Addendum Services (as defined below) to Customer will commence on July 1, 1999 (the "Addendum Effective Date") and will expire on December 31, 2004 (as such date may be extended pursuant to this paragraph, the "Addendum Expiration Date") unless extended pursuant to the terms of this paragraph or terminated pursuant to the terms of the Agreement (the "Addendum Term"). The Addendum Expiration Date will be extended automatically for an additional term or terms of 12 months unless a party to this Service Addendum gives written notice of non-extension to the other effected party or parties at least six months prior to the then current Addendum Expiration Date.

                  The "Addendum Implementation Period" will commence on the Addendum Effective Date and will terminate upon completing the implementation of INSpire's processes and Systems and completing the conversion of Customer's data to INSpire's Systems. During the Addendum Implementation Period, (i) INSpire will prepare an analysis of the lines of business included within the terms of this Service Addendum, (ii) Customer will reasonably assist INSpire with the gathering of appropriate data, information, background, and other facts necessary to enable INSpire to perform the Addendum Services and (iii) INSpire will design, procure and implement all Systems and personnel necessary to perform the Addendum Services in accordance with this Service Addendum.

         4.       Addendum  Services;  Lines  of  Business;  Authorized  States;
                  Programs:

                           a. Except as specifically  noted in this Section 4.a,
                  INSpire will provide the policy administration services set forth in Section 1.1(c) of the Agreement and the general management of such services:

                                    Includes agency bill

                           b. Except as specifically  noted in this Section 4.a,
                  INSpire will provide the claims administration services set forth in Section 1.1(d) of the Agreement and the general management of such services:

                           c. Authorized Lines of Business.  Fire, Allied Lines,
                  Homeowners, Inland Marine, Other Liability.

                           d. Authorized  States.  Alabama,  Georgia,  Illinois,
                  Indiana, Kentucky, Minnesota, Mississippi, North Carolina, Ohio, South Carolina, Tennessee, Wisconsin.

                           e. Location of Provisions of Addendum Services. INSpire will provide the Addendum Services at an INSpire service center.

         5.       Addendum Service Fees:
                  ---------------------

                           a.       Consultants:  $125.00 per hour

                           b.       Programmers:  $125.00 per hour

                           c. Policy Administration Services. Policy administration fees for each month from the Addendum Effective Date until October 31, 1999 (the "Initial Period") will be equal to 15.10% of the Direct Written Premiums recognized by Customer for such month, subject to a minimum monthly policy administration fee of $251,667. Policy administration fees for each month subsequent to the Initial Period will be equal to 10.00% of the Direct Written Premiums recognized by Customer for each such month, subject to a minimum monthly policy administration fee of $150,000.

                           d. Claims Administration Services. Claims administration fees for each of the months during the Initial Period will be equal to 6.67% of the Earned Premium recognized by Customer for such month. Claims administration fees for each month subsequent to the Initial Period will be equal to 6.50% of the Earned Premium recognized by Customer for each such month. Effective July 1, 2000, the claim administration fee will be subject to a minimum of $105,000.

                           e. Special  Investigation  Unit.  When  requested and
                  authorized by Customer, special investigation unit services will be charged to Customer on a time and materials basis. The hourly rate for personnel performing these services is $60.000

                           f. Salvage and Subrogation.  INSpire will be entitled
                  to retain twenty-five percent (25%) of the total amount of all salvage and subrogation recoveries actually collected by INSpire. Effective January 1, 2000, the retention fee for salvage will be 15%.

                           g.  Catastrophe   Fees.  The  Addendum  Service  Fees
                  related to catastrophe services will equal 5% of incurred loss resulting from catastrophes.

                           h. Special Fees.  When  requested  and  authorized by
                  Customer, processing system modifications will be charged to Customer, on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modifications. Hourly rates for such personnel are listed above.

                           i. Travel.  Customer will  reimburse  INSpire for all
                  travel requested by Customer in connection with the work performed under this Service Addendum.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.


         INSpire:          INSpire Insurance Solutions, Inc.



                           By: /s/ Jeffrey W. Robinson
                              --------------------------------------------------
                              Jeffrey W. Robinson, President and Chief Operating Officer


         Customer:         The Millers Insurance Company



                           By: /s/ Illegible Executive VP & CFO
                              --------------------------------------------------
                              [Name, Title]

INSpire
INSURANCE SOLUTIONS





                             LETTER OF UNDERSTANDING



The parties executing this letter below, recognize and agree that the Master Services Agreement entered into by INSpire Insurance Solutions, Inc. and Millers American Group, and its affiliates, effective December 30, 1999 is subject to approval by the Texas Department of Insurance. Both parties agree to use all reasonable efforts to ensure such approval. Both parties further agree that they are unaware of any reason or impediment to the granting of such approval.




INSpire Insurance Solutions, Inc.            Millers American Group
                                             (and its affiliates)

Signed:  /s/ Jeffrey W. Robinson             Signed: /s/ Joy J. Keller
        ------------------------------------        ----------------------------

Name:  Jeffrey W. Robinson                   Name: Joy J. Keller
      --------------------------------------       -----------------------------

Title:  President                            Title: EVP & CFO
       -------------------------------------       -----------------------------

Date:    December 30, 1999                   Date: December 30, 1999
      --------------------------------------      ------------------------------








300 Burnett Street
Fort Worth, Texas  76102-2799
817-348-3900
FAX 817-348-3990
www.nspr.com

                           b. Except as specifically  noted in this Section 4.a,
                  INSpire will provide the claims administration services set forth in Section 1.1(d) of the Agreement and the general management of such services.

                           c. Authorized Lines of Business.  Fire, Allied Lines,
                  Homeowners, Inland Marine, Other Liability.

                           d. Authorized  States.  Alabama,  Georgia,  Illinois,
                  Indiana, Kentucky, Minnesota, Mississippi, North Carolina, Ohio, South Carolina, Tennessee, Wisconsin.

                           e.  Location  of  Provision  of  Addendum   Services.
                  INSpire will provide the Addendum Services at an INSpire service center.

         5.       Addendum Service Fees:
                  ---------------------

                           a.       Consultants.  $125.00 per hour.

                           b. Programmers. $125.00 per hour.

                           c. Policy Administration Services. Policy administration fees for each month from the Addendum Effective Date until October 31, 1999 (the "Initial Period") will be equal to 15.10% of the Direct Written Premiums recognized by Customer for such month, subject to a minimum monthly policy administration fee of $251,667. Policy administration fees for each month subsequent to the Initial Period will be equal to 10.00% of the Direct Written Premiums recognized by Customer for each such month, subject to a minimum monthly policy administration fee of $150,000.

                           d. Claims Administration Services. Claims administration fees for each of the months during the Initial Period will be equal to 6.67% of the Earned Premium recognized by Customer for such month, subject to a minimum monthly claims administration fee of $111,167. Claims administration fees for each month subsequent to the Initial Period will be equal to 6.50% of the Earned Premium recognized by Customer for each such month, subject to a minimum monthly claims administration fee of $108,333. Effective January 1, 2000, the claim administration fee will be 7.0% of the earned premium subject to a minimum of $105,000.

                           e. Special  Investigation  Unit.  When  requested and
                  authorized by Customer, special investigation unit services will be charged to Customer on a time and materials basis. The hourly rate for personnel performing these services is $60.00.

                           f. Salvage and Subrogation.  INSpire will be entitled
                  to retain twenty-five (25%) of the total amount of all salvage and subrogation recoveries actually collected by INSpire. Effective January 1, 2000, the retention fee for salvage will be 15%.

                           g.  Catastrophe   Fees.  The  Addendum  Service  Fees
                  related to catastrophe services will equal 5% of incurred loss resulting from catastrophes.

         5.       Addendum Service Fees:
                  ---------------------

                           a. Consultants: $130.000 per hour

                           b. Programmers: $130.00 per hour

                           c. Technical Services:

                  Monthly Premium*                   Fee**
                  ---------------                    ---

                  $0 - 4,000,000                     3.00%
                  $4,000,001-8,000,000               2.50%
                  Above $8,000,000                   2.00%

                  *  Gross Written Direct Premium
                  ** Percent of Gross Written Direct Premium

                  Technical service fees are subject to a minimum of $75,000 per month, during which services are provided.

                           d. Special Fees:  When  requested  and  authorized by
                  Customer, processing system modifications will be charged to Customer on a time and materials basis utilizing the appropriate mix of service personnel required to perform the modifications. Hourly rates for such personnel are listed above.

                           e. Travel:  Customer will  reimburse  INSpire for all
                  travel requested by Customer in connection with the work performed under this Service Addendum.

                           f. Implementation: $250,000 for the Implementation of
                  the Windows for Property and Casualty Base system. Implementation will include table customization as required by Customer. Additional programming, if any, will be provided on a time and material basis at the hourly rates listed above. No programming will commence without prior approval by Customer.

                  IN WITNESS WHEREOF, each party to this Service Addendum has caused this Service Addendum to be executed and delivered by a duly authorized officer as of the date written above.


         INSpire:          INSpire Insurance Solutions, Inc.



                           By:
                              --------------------------------------------------
                              Jeffrey W. Robinson, President and Chief Operating Officer


         Customer:         Millers General Agency, Inc.



                           By:
                              --------------------------------------------------
                               [Name, Title]

                                  AMENDMENT 2.0

                                       TO

                             SERVICE ADDENDUM 1.1.6

                              "TECHNICAL SERVICES"

         THIS AMENDMENT, AS OF THE EFFECTIVE DATE CITED BELOW, HEREBY SUPERCEDES AND REPLACES FOR ALL PURPOSES AMENDMENT 1.0 TO SERVICE ADDENDUM 1.1.6. THIS AMENDMENT IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED DECEMBER 30, 1999 ("THE
         AGREEMENT")  AS  AMENDED  HEREBY.  A  PARTY'S  EXECUTION  OF A  SERVICE
         ADDENDUM AMENDMENT WILL BE DEEMED TO BE SUCH PARTY'S (1) ACKNOWLEDGEMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AS AMENDED HEREBY AND (2) EXECUTION AND DELIVERY OF THE AGREEMENT.

         1.       Amendment 2.0 Effective Date:
                  ----------------------------

                  September 25, 2001

         2.       Parties to this Amendment 2.0:
                  -----------------------------

                  o        INSpire Insurance Solutions, Inc. ("INSpire")
                  o        Millers American Group, Inc. ("Customer").

         3.       Amendment 2.0 Term:
                  ------------------

                  It is hereby agreed that commencing as of the effective date set forth above, the monthly fees for Technical Services ("IT" services) shall be reduced from $134,920.00 to $99,341.26 per month pro-rated for September, 2001 and for a period of three
                  (3) consecutive months ("Initial Period") thereafter. At the end of such three (3) month initial period, the fee shall be further reduced to $81,769.46 per month as set forth on Schedule "A", attached hereto and incorporated herein by reference, and shall continue at that monthly rate until the sooner occurrence of (1) the expiration of the Master Services Agreement (12/31/2004) or (2) until INSpire receives written notice from Millers of a change in processing needs as set forth below.

                  At the end of the "Initial Period" Millers may give INSpire 60 days written notice of an expected change in processing needs in order to further reduce the monthly IT service fees to reflect the then current processing needs of Millers. Such sixty (60) day notice of a change in processing needs may not be given more frequently than once per calendar month.

                  Within thirty (30) days of receipt by INSpire of the above sixty (60) day notice, INSpire shall create and deliver to Millers for review and approval, a Statement of Work ("SOW") containing a fee reduction analysis based upon the then current processing needs of Millers as set forth in the notice. The additional fee reductions set forth and described in the SOW shall be implemented subject to approval by Millers.

          4.      Amendment 2.0 Support Services:
                  ------------------------------

                  For the "Initial Period", INSpire will continue to provide the services set forth on Schedule "A" for and on behalf of Customer including:

                  (a)      Desktop Support;
                  (b)      Help Desk Support;
                  (c)      Application Support;
                  (d)      E-mail Support;
                  (e)      Operations Support;
                  (f)      Hardware Support;
                  (g)      System Software Support;
                  (h)      Network Support;
                  (i)      Disaster Recovery Support.

                  o        During  the  Initial  Period,  all  support  services
                           except for Operations Support, shall have a "no charge" cap of 130 hours per month. All time beyond the 130 "no charge" hours will be billed back to Millers at a rate of $130.00 per hour with a minimum time charge of 15 minutes or 1/4 hour. Upon expiration of the Initial Period, the "no charge" cap will be eliminated.

                  o During the Initial Period and continuing thereafter, INSpire shall, without charge, provide break/fix support to all hardware and third party software that reside at INSpire, as long as the problem is not caused by Millers personnel or activities. This break/fix support time will not count toward the 130 hour cap and shall be in addition thereto.

                  o During the Initial Period and continuing thereafter, INSpire shall provide Data Center processing activities for required Millers systems. Such Operations Support hours will not be counted toward the 130 hour cap.

                           Customer is responsible for the costs of:

                           (a) Network Support - phone line charges, including South Carolina (currently billed directly to Customer), as well as data line charge billed to INSpire, and

                           (b) Hardware Support - maintenance and lease expenses of hardware owned by Customer residing at INSpire (currently billed directly  to  Customer)  as well  as  leased
                                    hardware  residing at Customer and billed to
                                    INSpire.  No hardware relating to Customer's
                                    business shall be added to reside at INSpire
                                    or   Customer   without   Customer's   prior
                                    knowledge and consent.

         5. Definitions of Amendment 2.0 Support Services: All services covered by these definitions are subject to the provisions of
                  Section 4 above and the hours cap defined therein.


                  o Help Desk Support - first level phone support, i.e., user access needs, password support, and other items listed in Section 4.

                  o Desktop Support - second level support for individual users, i.e., hardware repair, software installs, and other items listed in Section 4.

                  o        Application  Support  -  software   installation  and
                           configuration   for  PCA,   WPC,   NEON,   NOTES  and
                           reasonable training.

                  o E-mail Support - user setup, database access, and maintenance of user setup and database access.

                  o Operations Support - system backups of all Customer applications and data residing at INSpire, and report management consisting of daily and monthly reports distributed via CD or printed output.

                  o Hardware Support - Customer's servers, hubs, routers, maintenance and configuration management thereof.

                  o System Software Support - Windows 9X, NT, Oracle, AIX, Novell and Windows 2000.

                  o Network Support - configuration management, security, data communications, remote access, Internet access and maintenance thereof.

                  o        Disaster Recovery Support:

                           o If Customer is displaced, INSpire will be responsible for reconfiguration of Customers owned hardware, software, and application use in connection with business administered by INSpire.
                           o Restoration of Customer's current application platforms at a disaster recovery location.
                           o Application Modifications - redesign and/or create databases, etc.

         6.       Additional Terms:
                  ----------------

         As consideration for the above pricing structure, it is further agreed that:

         o        As of Effective Date:

                  o Millers Casualty system becomes a Claims only environment. No further policy processing or cycles will be run except that the system must continue to run Claims and Accounting cycles for as long as there is Claims activity. All Test and QA environments will be disassembled and data removed from all systems. If any changes or technical support are required for this system after Effective Date, all programming efforts and/or technician time will be billable except as otherwise provided herein. Any changes will be made directly in the production environment.

                  o INSpire will not cover the WINS system as part of its disaster recovery plan. In the event of a disaster, INSpire will not recover the WINS system in INSpire's disaster site. INSpire will continue to run backups on the system which would enable it to recover this system at a later date.

                  o INSpire will not cover the Millers Casualty system as part of its disaster recovery plan. In the event of a disaster, INSpire will not recover the Millers Casualty system at INSpire's disaster site. INSpire will continue to run backups on the system which would enable it to recover this system at a later date.

                  o        All  hardware  and  information   pertaining  to  the
                           Coverall system as it resides within the INSpire Data Center, will be eliminated.

                  o There will no longer be a scheduled time for a Desktop technician on-site at Millers.

                  o Millers will be responsible for tape mounts and tape rotation planning for the systems that reside at the Millers premise.

                  o All efforts required to make the system changes necessary to enable INSpire to reduce the cost of the IT Contract per Millers request, will count toward the 130 hour cap but such reduction in the cap shall not exceed 40 hours.

         o This agreement has taken into consideration, the following future events. Subject to the above sixty (60) day notice requirement relating to reduction in processing needs, no further price reduction will occur as a result of these specific events:

                  o 01/01/02 - Harbor system becomes a claims only environment. No further policy processing or cycles will be run (INSpire will continue to run Claims and Accounting cycles as long as there is Claims activity). All Test and QA environments will be disassembled and data removed from all systems. If any changes or technical support are required to this system after 01/01/02, all programming efforts and/or technician time will be billable. Any changes will be made directly to the Production Environment.

                  o 11/01/02 - Millers SPL/WPC system becomes a claims only environment. No further policy processing or cycles will be run (INSpire will continue to run Claims and Accounting cycles as long as there is Claims activity). All Test and QA environments will be disassembled and data removed from all systems. If any changes or technical support are required to this system after 11/01/02, all programming efforts and/or technician time will be billable. Any changes will be made directly to the Production Environment.

                  o 01/01/03 - WINS system can be completely turned off and removed from the systems and WINS only hardware can be eliminated.

         IN WITNESS WHEREOF, each party to this Amendment has caused this Amendment to be executed and delivered by a duly authorized officer as of the date written above.


         INSpire:          INSpire Insurance Solution s, Inc.



                           By:  /s/ Gordon L. Gaar, Chief Technology Officer
                              --------------------------------------------------
                                     (Signature and Title)


                                   Gordon L. Gaar 10/3/01
                               -------------------------------------------------
                                     (Printed Name and Date)


         Customer:         Millers American Group, Inc.



                           By:   /s/ James G. Illegible, Chairman
                              --------------------------------------------------
                                     (Signature and Title)


                                   James G. Illegible 10/2/01
                              --------------------------------------------------
                                     (Printed Name and Date)


                                  SCHEDULE "A"
                            SERVICES TO BE PERFORMED

-------------------------------- -------------------------------------- --------------------- ------------------------
           Category                             Product                    Initial Period       Subsequent Periods
-------------------------------- -------------------------------------- --------------------- ------------------------

Technical Support:               Desktop/Notebooks/Printer                     $  7,740.76           Hourly
                                 Support/Help Desk
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Application Support:             Millers  SPL - WPC  Becomes  a claims         $ 16,070.69         $ 11,006.12
                                 only system by 11/1/2002.
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 WINS - System is no  longer  required        $   3,553.02           $   -0-
                                 by 1/1/2003.
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Millers  Casualty  -  PCA  -  Becomes         $ 12,553.02         $ 12,493.08
                                 claims   only   environment   as   of
                                 Effective Date.
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Millers  Harbor  -  PCA -  Becomes  a        $   4,257.92         $  3,044.47
                                 claims only system by 1/1/2002.
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Cover All                                       $   -0-             $   -0-
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Neon                                          $ 19,026.36         $ 19,026.36
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Lotus Notes:                     Email, Databases, Development                $   2,576.43        $   2,576.$3
Administration
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Operations:                      Backups/Data Management                      $   8,229.54        $   8,229.54
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Change Management:               Application Changes                             No charge                No charge
                                 Infrastructure Changes
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Server Infrastructure:           Terminal Servers                             $   1,781.28        $   1,781.28
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Oracle Financials                           $      385.33       $      358.33
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Operating   Systems  -  NT,   Novell,        $   1,484.40        $   1,484.,40
                                 Windows 9X, AIX
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Configuration Management, Security           $   2,279.08        $   2,279.80
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Communications                   Frame Relay  Configuration  (Includes        $   2,145.98       $    2,145.98
Infrastructure:                  SC)
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Hardware-routers, hubs, etc.                 $   1,484.40        $   1,484.40
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Remote Access-VPN, Shiva, etc.             $        86.10      $        86.10
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Internet      Access-brows,      file       $      215.24       $      215.24
                                 transfer, e-mail
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
                                 Topcall Server - fax                        $      172.19       $      172.19
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Disaster Recovery:               Hot Site, User Suites, DR Planning            $ 15,156.17         $ 15,156.17
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Reporting:                       Bureau                                      $      230.29       $      230.29
-------------------------------- -------------------------------------- --------------------- ------------------------

-------------------------------- -------------------------------------- --------------------- ------------------------
Totals                                                                         $ 99,341.26         $ 81,769.46
-------------------------------- -------------------------------------- --------------------- ------------------------


                                  AMENDMENT 1.0

                                       TO

                             SERVICE ADDENDUM 1.1.7

                                 MILLERS - NOBEL

         THIS AMENDMENT IS SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THAT CERTAIN MASTER SERVICES AGREEMENT DATED DECEMBER 30, 1999 (THE "AGREEMENT") AS AMENDED HEREBY. A PARTY'S EXECUTION OF A SERVICE ADDENDUM WILL BE DEEMED TO BE SUCH PARTY'S (1) ACKNOWLEDGEMENT AND ACCEPTANCE OF THE TERMS AND CONDITIONS SET FORTH IN THE AGREEMENT AS AMENDED HEREBY AND (II) EXECUTION AND DELIVERY OF THE AGREEMENT.

1.       Effective Date of this Amendment:
         --------------------------------

                  August 1, 2001

2.       Parties to this Amendment:
         -------------------------

         o        INSpire Insurance Solutions, Inc. ("INSpire")
         o        Policies Assumed from Nobel Insurance Company ("Customer")

3. Paragraph 5.d of Service Addendum 1.1.7 is hereby replaced with the following:


         d. Claims Administration Services. Effective January 1, 2000, the claim administration fee will be 7.0% of the Earned Premium recognized by Customer subject to a minimum of $105,000.00 until August 31, 2001 when the minimum monthly fee shall be completely eliminated and no minimum shall be required thereafter.

         IN WITNESS WHEREOF, each party to this Amendment 1.0 to Service Addendum 1.1.7 has caused this Amendment to be executed and delivered by a duly authorized officer as of the date written above.

         INSpire:          INSpire Insurance Solutions, Inc.



                           By: /s/ Eric Lundby, Vice President
                              -------------------------------------------------
                               Signature & Title


                                     Eric Lundby 8/16/01
                              -------------------------------------------------
                               Printed Name & Date


         Customer:         Millers American Group, Inc.



                           By:  /s/ Cecil R. Wise, Vice President &
                                                   General Counsel
                              -------------------------------------------------
                                Signature & Title


                                    Cecil R. Wise 8/16/01
                               ------------------------------------------------
                                Printed Name & Date

                                   AMENDMENT I

                                       TO

                            MASTER SERVICES AGREEMENT

         This Amendment I changes and amends the pricing for Claim Administration Services provided under the Master Services Agreement between INSpire Insurance Solutions, Inc. and Millers American Group, Inc. and its affiliates, dated December 30, 1999, and the Service Addendums apart thereof, including any prior amendments thereto and the Harbor Agreement dated April 1, 1998. The effective date of this Amendment I is August 1, 2001. To the extent that the terms of this Amendment are inconsistent with Service Addendums 1.1.3 and 1.1.4, this Amendment controls.

A.       The Programs Affected by this Amendment are:
         -------------------------------------------

                  (1) Lane, Pinnacle, Classic Auto, Harbor and Millers Florida Homeowners. (Suncoast and Nobel are not affected by this Amendment until such time as they become Discontinued Programs as defined herein. All W.E. Love claims (new and pending) have already been returned without additional charge to Millers by INSpire effective August 1, 2001 and are not subject to this Amendment).

                  (2) Pending Millers MGA claims arising out of Millers Commercial and Millers Specialty/Personal Lines business existing as of December 31, 2001 will be subject to the pricing in accordance with section D(2) below.

B. New Per Claim File Pricing (billed monthly): For new claims reported on and after August 1, 2001 arising out of policies written in those programs subject to this Amendment as set forth in section A(1) above, the per file charge (life of file) shall be as follows:

                        Service                         Pricing                         Comments

         1.             Auto BI                         490.00 per file                 Regardless of number of
                                                                                        claimants.  Outside
                                                                                        adjustment expenses & SIU
                                                                                        charges are included.

         2.             MP/PIP                          150.00 per file                 Regardless of number of
                                                                                        claimants.  Outside
                                                                                        adjustment expenses & SIU
                                                                                        charges are included.

         3.             Property Damage                 250.00 per file                 Regardless of number of
                                                                                        claimants.  Outside
                                                                                        adjustment expenses & SIU
                                                                                        charges are included.

         4.             Auto   Collision  &  Auto       240.00 per file                 Regardless of number of
                        Comprehensive                                                   claimants.  Outside
                                                                                        adjustment expenses & SIU
                                                                                        charges are included.

         5.             Homeowner                       490.00 per file                 Regardless of number of
                                                                                        claimants.  Outside
                                                                                        adjustment expenses & SIU
                                                                                        charges are included.
                                                                                        Cause and origin expenses
                                                                                        are additional.

         6.             Salvage                         15%                             Percentage of net
                                                                                        recoveries paid at time of
                                                                                        recovery.

         7.             Subrogation                     25%                             Percentage of net
                                                                                        recoveries paid at time of
                                                                                        recovery.

         Note:          For items 1-7                                                   Experts such as
                                                                                        agronomists,
                                                                                        reconstruction, etc., are
                                                                                        additional (prior approval
                                                                                        from Millers is required).

C. The above pricing (section B(1) through (5)) applies on a per coverage basis. (For example, if a claim file is opened and it has one or more bodily injury features and it also has one or more property damage features, the charge for these two coverages would be a total of $490.00 for the Bodily Injury features and $250.00 for the property damage features for a grand total of $740.00 for the file.)

D.       EXISTING CLAIMS (Claim Files):
         ------------------------------

         (1) The pending claim files on the Lane, Pinnacle, Classic Auto, Harbor and Millers Florida Homeowners shall be those open claim files in existence as of July 31, 2001. These files will be handled by INSpire at a flat rate of $300.00 per file for life of file handling or into litigation, whichever comes first. The fee for handling the pending will be paid by Millers in three equal installments on September 1, 2001, December 1, 2001 and March 1, 2002. (1/3 each)

         (2) Commencing January 1, 2002, Millers will begin handling the new Millers MGA claims reported on and after January 1, 2002. The pending Millers MGA claims in existence as of 12:01 a.m., January 1, 2002 will be handled by INSpire at a flat rate of $300.00 per file for life of file handling or into litigation, whichever comes first. The fee for handling the pending will be paid by Millers in three equal installments on February 1, 2002, April 1, 2002, and June 1, 2002 (1/3 each).

E. REOPENED CLAIMS: If a rile is reopened because a new claim (not previously known or ascertainable by INSpire) is presented, it shall be treated like a new claim. If a file is opened for any other reason

         (such as an issue was not finally resolved at the time of closing), there shall be no charge for continued handling of such file.

F. DEFINITIONS: As used in this Amendment, the term "Discontinued Program" shall have the following meaning:

                  "Discontinued Program" shall mean a program for which no new business or renewals are written or accepted and that has a
                  systemic  play  in  place  for   non-renewing   any  remaining
                  business.

         IN WITNESS  WHEREOF,  each party to this  Amendment  I has caused  this
         Amendment   to  be  executed  and   delivered  by  a  duly   authorized
         representative as of the date written above.


         INSpire Insurance Solutions, Inc.        Millers American Group, Inc.


         By:      /s/ Eric Lundby  8/16/01        By:  /s/ Cecil R. Wise
             ----------------------------------      ---------------------------
                  Signature & Date                       Signature & Date

                                                     Vice President and
                  Vice President                     General Counsel
             ----------------------------------      ---------------------------
                      Title                                  Title